Exhibit 99.3

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES

ACT OF 1933

KYOCERA MITA AMERICA, INC. SAVINGS AND INVESTMENT PLAN

COMPARATIVE FUND INFORMATION

September     , 2004

INTRODUCTION

This booklet contains information regarding the investment options available to you under the Kyocera Mita America, Inc. Savings and Investment Plan (the “Plan”). In particular, information regarding investment objectives, investment strategies and investment performance is presented. Unless otherwise indicated, all capitalized terms have the same meaning ascribed thereto in the Summary Plan Description for the Plan.

FOR ADDITIONAL INFORMATION REGARDING THE PLAN AND YOUR INVESTMENT OPTIONS, PLEASE REFER TO THE ACCOMPANYING SUMMARY PLAN DESCRIPTION.

KYOCERA CORPORATION STOCK FUND

The following table sets forth in United States dollars the reported high and low closing sales prices on the New York Stock Exchange of Kyocera Corporation American Depositary Shares, which, since September 4, 1998, have each represented one share of Kyocera Corporation’s common stock. The column entitled “Adjusted Close” presents Close price adjusted for dividends and splits. The Volume is represented in 000s of shares.

Date	Open	High	Low	Close	Volume	Adj. Close
1-Sep-04	73	75.73	70.5	70.55	39,052	70.55
2-Aug-04	76.8	77	67.81	73.36	33,781	73.36
1-Jul-04	85.8	86.2	73.92	77.3	32,871	77.3
1-Jun-04	83.5	86.25	77.72	85.8	31,076	85.8
3-May-04	82.95	84.69	71.1	84.24	34,940	84.24
1-Apr-04	84.15	90.9	81.82	83.06	37,857	83.06
1-Mar-04	74.8	84.66	73.45	83.94	35,943	83.94
2-Feb-04	72.7	74.5	68.6	73.6	35,115	73.36
2-Jan-04	67.17	76.5	66.25	75.4	32,295	75.16
1-Dec-03	62.05	67.56	60.5	67	25,168	66.78
3-Nov-03	61.44	63.55	57.6	61.34	29,021	61.14
1-Oct-03	59.46	63.49	57.4	61.37	30,591	61.17
2-Sep-03	66.75	69.3	58.99	59.34	40,000	59.15
1-Aug-03	56.75	64	54.5	63.33	30,266	62.86
1-Jul-03	58.3	68.2	57.02	57.3	40,363	56.87
2-Jun-03	57.5	61.34	55.89	57	22,161	56.58
1-May-03	49.12	55.5	48.12	55.44	32,485	55.03
1-Apr-03	49.28	53.25	47.25	49.19	20,642	48.82
3-Mar-03	53.61	54.25	48.2	49.29	24,219	48.92
3-Feb-03	55.96	56.71	52.57	52.6	18,463	51.95
2-Jan-03	57.25	59.93	54.37	55.35	26,180	54.67
2-Dec-02	67	67.5	56.7	57.15	21,942	56.44
1-Nov-02	58.76	66.26	55.5	65.17	39,530	64.36
1-Oct-02	65.4	66.24	58.71	59.01	36,317	58.28
3-Sep-02	67	72.9	64.92	65.59	35,560	64.78
1-Aug-02	66.95	75	65	69.94	19,863	68.82
1-Jul-02	73.6	76.6	65	67	30,086	65.92
3-Jun-02	79.8	79.8	66	73.6	28,170	72.42
1-May-02	68.95	80.98	66.01	80	32,609	78.71
1-Apr-02	67.8	70.9	62.76	68.41	25,204	67.31
1-Mar-02	61.75	78	61.75	70	35,180	68.87
1-Feb-02	57.1	61	53.95	59.5	40,263	58.35
2-Jan-02	66.7	70.5	57.76	58.95	52,352	57.81
3-Dec-01	71.55	81	64.21	66.73	33,520	65.44
1-Nov-01	70.75	76.7	68	74.53	42,300	73.09
1-Oct-01	64.5	78.19	60	69.4	46,639	68.06
4-Sep-01	69.47	70.44	59.76	64.5	31,893	63.25
1-Aug-01	76.3	83.1	60.6	67.01	41,356	65.46
2-Jul-01	86.05	88.25	72.81	75.34	24,828	73.59
1-Jun-01	94	100.99	85.5	89.09	30,709	87.03
1-May-01	98.89	104	88.3	94.01	32,000	91.83
2-Apr-01	92.05	106.49	83	98.89	50,830	96.6
1-Mar-01	86.2	102.25	74	92.5	64,113	90.36
1-Feb-01	107.99	107.99	90.03	90.45	43,810	88.14
2-Jan-01	106.75	116.94	102.12	108.55	44,309	105.78
1-Dec-00	129.69	139.75	106	106.19	38,690	103.48
1-Nov-00	133.5	147.69	126.25	129.44	37,285	126.14
2-Oct-00	155.75	160	125.25	133.75	47,636	130.34
1-Sep-00	179	181.94	149.75	150.44	44,220	146.6
1-Aug-00	149	187.38	139	181.88	35,160	176.93
3-Jul-00	170	170	138.63	146	42,700	142.03
1-Jun-00	164.06	179	153.56	171.81	34,436	167.13
1-May-00	169.75	171.5	135.31	164.06	61,563	159.59
3-Apr-00	163.81	177.75	130	166.06	79,078	161.54
1-Mar-00	183.5	189	137.38	166	80,169	161.48
1-Feb-00	165.38	185.13	153.25	183.94	72,250	178.57
3-Jan-00	267	269	160	171.88	108,545	166.86
1-Dec-99	115	280.94	112	262	86,972	254.35
1-Nov-99	95.81	143	94.37	119.25	32,480	115.77
1-Oct-99	77.5	96	74.56	95.75	25,190	92.96
30-Sep-99	74	75	73	73.75	47,200	71.6

Release date 06-30-2004

Page 7 of 21

Baron Growth

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★★ 537 Small Growth	1995-01	MF	38.66	$2,852 mil	Small Growth

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	1.37	-6.80	1.38	-0.39	-4.59
2001	-7.77	18.66	-13.82	19.47	12.67
2002	4.53	-5.12	-11.37	-0.22	-12.29
2003	-2.49	17.96	5.53	8.55	31.75
2004	7.28	1.68	—	—	9.09

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	24.95	9.08	9.19	—	18.50
Std Quarterly	24.95	9.08	9.19	—	18.50
Total Return	24.95	9.08	9.19	—	18.50
+/- S&P 500	5.85	9.77	11.39	—	—
+/- Rus 2000G	-6.61	9.30	9.64	—	—
% Rank Cat	68	8	18	—	—
No. in Cat	683	537	372	108	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-992-2766 or visit NA.

Investment Style Equity %	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04
	—	—	86	94	99	96	93	100	83	99	90	90

100k
80k
60k
40k
20k
10k
4k
Growth of $10,000
Baron Growth $50,126
Cat Avg: Small Grow $30,023
Index: S&P 500 $29,227

Performance Quartile (within category)

History	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04
NAV	—	10.00	15.11	19.04	24.88	24.87	33.68	28.82	30.67	26.90	35.44	38.66
Total Return %	—	—	52.54	27.72	31.07	0.10	44.71	-4.59	12.67	-12.29	31.75	9.09
+/- S&P 500	—	—	15.01	4.78	-2.28	-28.47	23.67	4.51	24.55	9.80	3.08	5.65
+/- Rus 2000G	—	—	21.50	16.46	18.12	-1.13	1.62	17.84	21.90	17.97	-16.80	3.41
% Rank Cat	—	—	9	18	11	64	58	44	9	2	92	10
No. of Funds in Cat	68	95	126	169	233	292	351	413	505	571	663	700

Portfolio Analysis 2003-12-31

Composition %	
Cash	7.70
U.S. Stocks	86.90
Non-U.S. Stocks	2.70
Bonds	0.00
Other	2.70

Share Chg since 2003-09-30	Share Amount	92 Total Stocks / 0 Total Fixed-Income / 33% Turnover Ratio	% Net Assets
	2 mil	Cheesecake Factory	3.23
⊕	2 mil	Amerigroup	3.13
	1 mil	University of Phoenix	2.77
	1 mil	Four Seasons Hotel	2.57
	2 mil	Manor Care	2.53
⊕	2 mil	Kerzner International	2.50
	2 mil	Arch Capital Group	2.48
	2 mil	ChoicePoint	2.45
⊕	2 mil	99 Cents Only Stores	2.41
	2 mil	LIN TV	2.38
⊕	2 mil	Krispy Kreme Doughnut	2.28
⊖	2 mil	Charles River Laboratories	2.24
⊕	2 mil	Station Casinos	2.17
	2 mil	Wynn Resorts	2.14
⊕	450,000	Strayer Education	1.97

Equity Style (Value Blend Growth; Large Mid Small)

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	36.1	1.48	1.13
P/C Ratio TTM	18.7	1.20	0.90
P/B Ratio TTM	4.8	1.09	0.94
Geo Avg Mkt Cap $mil	1432	0.03	1.43

Fixed-Income Style (Short Int Long; High Med Low)

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	99.8	1.00
Greater Europe	0.2	—
Greater Asia	0.0	—

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**13.1**	**0.58**
Software	2.3	0.52
Hardware	0.0	0.00
Media	8.7	2.23
Telecommunication	2.0	0.61
Service Economy	**77.5**	**1.64**
Healthcare Services	13.4	0.99
Consumer Services	38.9	4.27
Business Services	9.6	2.46
Financial Services	15.5	0.75
Manufacturing Economy	**9.4**	**0.31**
Consumer Goods	2.2	0.23
Industrial Goods	2.0	0.17
Energy	4.0	0.63
Utilities	1.2	0.44

Fees and Expenses

Sales Charges

Front-End Load %	NA
Deferred Load %	NA

Fund Expenses

Management Fees %	1.00
12b1 Expense %	0.25
Expense Ratio %	1.36

Risk and Return Profile

	3 Yr 537 funds	5 Yr 372 funds	10 Yr 108 funds
Morningstar Rating™	5★	4★	—
Morningstar Risk	Low	Low	—
Morningstar Return	High	+Avg	—

	3 Yr	5 Yr	10 Yr
Standard Deviation	16.44	20.18	—
Mean	9.08	9.19	—
Sharpe Ratio	0.46	0.31	—

MPT Statistics	Standard Index S&P 500	Best Fit Index Mstar Small C
Alpha	9.32	0.67
Beta	0.69	0.74
R-Squared	57.00	88.00

12-Month Yield	0.00%
30-day SEC Yield	—
Potential Cap Gains Exp	29.00% Assets

Operations

Family:	Baron Asset	Objective:	Growth	Minimum IRA Purchase:	Closed
Manager:	Baron, Ronald	Ticker:	BGRFX	Min Auto Investment Plan:	$-9,770
Tenure:	9.5 Years	Minimum Initial Purchase:	Closed	Purchase Constraints:	C/

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004

Page 1 of 1

Dreyfus Prem Strat Val A

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★★ 734 Large Value	1995-09	MF	25.95	$113 mil	Large Value

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	9.00	-2.22	11.22	2.39	21.39
2001	-8.00	5.24	-14.71	18.09	-2.50
2002	0.35	-16.65	-23.95	15.07	-26.81
2003	0.47	19.26	6.40	12.59	43.54
2004	5.43	1.17	—	—	6.66

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	20.42	2.08	4.98	—	14.52
Std Quarterly	20.42	2.08	4.98	—	14.52
Total Return	27.77	4.11	6.24	—	15.30
+/- S&P 500	8.67	4.80	8.44	—	—
+/- Rus 1000V	6.64	1.14	4.37	—	—
% Rank Cat	5	14	5	—	—
No. in Cat	968	734	534	207	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-334-6899 or visit www.dreyfus.com.

— — — 95 100 100 99 96 95 99 98 96
100k
80k
60k
40k
20k
10k
4k

Investment Style
Equity
%

Growth of $10,000
■ Dreyfus Prem Strat $34,764
— Cat Avg: Large Valu $21,538
— Index: S&P 500 $22,530

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
—	—	16.28	20.71	23.50	24.71	23.99	24.50	23.16	16.95	24.33	25.95	NAV
—	—	—	38.91	21.55	9.98	8.15	21.39	-2.50	-26.81	43.54	6.66	Total Return %
—	—	—	15.97	-11.80	-18.59	-12.89	30.49	9.38	-4.72	14.87	3.22	+/- S&P 500
—	—	—	17.27	-13.63	-5.65	0.80	14.38	3.09	-11.29	13.51	2.72	+/- Rus 1000V
—	—	—	1	90	66	36	8	39	94	2	5	% Rank Cat
149	191	252	294	358	432	508	567	646	782	931	1046	No. of Funds in Cat

Portfolio Analysis 2004-04-30

Composition %	
Cash	4.40
U.S. Stocks	92.80
Non-U.S. Stocks	2.80
Bonds	0.00
Other	0.00

Equity Style
Value Blend Growth
Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	22.9	0.94	1.06
P/C Ratio TTM	13.3	0.85	1.08
P/B Ratio TTM	3.3	0.75	0.97
Geo Avg Mkt Cap $mil	13589	0.30	0.44

Fixed-Income Style
Short Int Long
High Med Low

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	97.7	0.98
Greater Europe	1.7	—
Greater Asia	0.6	—

Share Chg since 2004-03-31 | Share Amount | 89 Total Stocks | 0 Total Fixed-Income | 37% Turnover Ratio | % Net Assets

Share Chg since 2004-03-31	Share Amount	Holdings	% Net Assets
⊕	98,407	Citigroup	3.77
⊖	84,400	NCR	3.01
⊕	106,100	Medco Health Solutions	3.00
⊕	87,900	Clear Channel Communications	2.91
⊕	41,400	United Technologies	2.85
⊕	58,400	Merrill Lynch & Company	2.53
⊕	76,500	J.P. Morgan Chase & Co.	2.29
⊕	64,200	PMI Group	2.20
⊕	1 mil	Agere Systems	2.06
⊕	59,898	ExxonMobil	2.03
⊕	27,000	AutoZone	1.89
⊕	133,500	Comverse Technology	1.74
⊕	53,200	Verizon Communications	1.60
⊕	37,900	BP PLC ADR	1.60
⊕	45,300	Automatic Data Processing	1.58

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**21.5**	**0.96**
Software	1.0	0.23
Hardware	12.1	1.11
Media	5.2	1.33
Telecommunication	3.3	1.00
Service Economy	**50.6**	**1.07**
Healthcare Services	7.1	0.52
Consumer Services	8.3	0.91
Business Services	10.0	2.56
Financial Services	25.3	1.23
Manufacturing Economy	**27.9**	**0.92**
Consumer Goods	4.2	0.43
Industrial Goods	10.1	0.86
Energy	12.0	1.90
Utilities	1.6	0.59

Fees and Expenses

Sales Charges

Front-End Load %	5.75
Deferred Load %	NA

Fund Expenses

Management Fees %	0.75
12b1 Expense %	0.00
Expense Ratio %	1.43

Risk and Return Profile

	3 Yr 734 funds	5 Yr 534 funds	10 Yr 207 funds
Morningstar Rating™	3★	4★	—
Morningstar Risk	High	High	—
Morningstar Return	Avg	High	—

	3 Yr	5 Yr	10 Yr
Standard Deviation	23.88	20.96	—
Mean	4.11	6.24	—
Sharpe Ratio	0.11	0.15	—

MPT Statistics	Standard Index S&P 500	Best Fit Index Russ 1000
Alpha	6.34	5.85
Beta	1.31	1.32
R-Squared	91.00	92.00

12-Month Yield	0.00%
30-day SEC Yield	—
Potential Cap Gains Exp	14.00% Assets

Operations

Family:	Dreyfus	Objective:	Growth	Minimum IRA Purchase:	$750
Manager:	Ferguson, Brian	Ticker:	DAGVX	Min Auto Investment Plan:	$0
Tenure:	0.8 Years	Minimum Initial Purchase:	$1,000	Purchase Constraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004

Page 1 of 21

Amer Funds EuroPac A

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★★ 380 Foreign Large Blend	1984-04	MF	31.67	$31,910 mil	Foreign Large Blend

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	4.57	-6.70	-8.53	-7.93	-17.84
2001	-8.39	1.85	-14.02	9.48	-12.18
2002	1.56	-4.32	-17.58	7.87	-13.61
2003	-9.66	17.96	9.27	14.13	32.91
2004	6.79	-1.83	—	—	4.83

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	23.22	2.21	2.25	8.37	12.70
Std Quarterly	23.22	2.21	2.25	8.37	12.70
Total Return	30.74	4.25	3.46	9.01	13.03
+/- MSCI Eafe	-1.63	0.38	3.40	4.95	—
+/- MSCI Wld	-1.21	0.14	3.04	4.64	—
% Rank Cat	22	13	9	5	—
No. in Cat	470	380	287	85	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-421-0180 or visit www.americanfunds.com.

Fees and Expenses

Sales Charges

Front-End Load %	5.75
Deferred Load %	NA

Fund Expenses

Management Fees %	0.46
12b1 Expense %	0.25
Expense Ratio %	0.87

Risk and Return Profile

	3 Yr 380 funds	5 Yr 287 funds	10 Yr 85 funds
Morningstar Rating™	3★	4★	5★
Morningstar Risk	-Avg	Avg	-Avg
Morningstar Return	Avg	+Avg	High

	3 Yr	5 Yr	10 Yr
Standard Deviation	16.13	16.98	16.17
Mean	4.25	3.46	9.01
Sharpe Ratio	0.17	0.02	0.31

MPT Statistics	Standard Index S&P 500	Best Fit Index MSCI Wd xUSN
Alpha	4.66	0.26
Beta	0.84	0.93
R-Squared	79.00	96.00

12-Month Yield	0.98%
30-day SEC Yield	—
Potential Cap Gains Exp	15.00% Assets

— — 79 84 83 83 87 78 82 85 86 90
100k
80k
60k
40k
20k
10k
4k

Investment Style
Equity
%

Growth of $10,000
■ Amer Funds EuroPac $31,584
— Cat Avg: Foreign La $21,113
— Index: MSCI Eafe Nd $21,543

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
22.11	21.13	23.13	26.04	26.02	28.40	42.66	31.35	26.87	22.97	30.21	31.67	NAV
35.60	1.13	12.87	18.64	9.19	15.54	56.97	-17.84	-12.18	-13.61	32.91	4.83	Total Return %
3.04	-6.65	1.66	12.59	7.41	-4.46	30.01	-3.67	9.26	2.33	-5.68	0.27	+/- MSCI Eafe
3.39	-6.22	1.46	11.77	6.92	-3.22	29.04	-4.47	9.22	2.19	-6.51	0.49	+/- MSCI Wld
42	40	31	14	34	37	15	62	4	18	49	17	% Rank Cat
49	68	98	128	178	232	270	309	352	409	454	493	No. of Funds in Cat

Portfolio Analysis 2004-03-31

Composition %

○ Cash	7.80
● U.S. Stocks	0.60
● Non-U.S. Stocks	88.90
● Bonds	0.10
Other	2.50

Equity Style
Value Blend Growth
Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	23.2	1.02	1.08
P/C Ratio TTM	12.5	1.01	1.01
P/B Ratio TTM	4.9	1.11	1.14
Geo Avg Mkt Cap $mil	17740	0.82	0.81

Fixed-Income Style
Short Int Long
High Med Low

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel MSCI Eafe
Americas	10.5	26.25
Greater Europe	53.5	1.18
Greater Asia	36.0	1.05

Share Chg since 2003-12-31	Share Amount	223 Total Stocks / 1 Total Fixed-Income / 25% Turnover Ratio	% Net Assets
	19 mil	AstraZeneca	2.25
⊕	349 mil	Vodafone Grp	2.08
⊕	84 mil	Kon Kpn Nv	1.65
⊕	58 mil	Mitsui Sumitomo Insurance	1.55
⊕	2 mil	Nestle	1.42
⊖	56 mil	Unilever	1.39
⊕	12 mil	Novo-Nordisk A S	1.37
⊕	36 mil	Telefonica	1.37
⊕	33 mil	HSBC Hldgs	1.23
⊕	59 mil	Ahold(Kon)Nv	1.22
⊕	79,948	KDDI	1.13
	13 mil	Petroleo Brasileiro ADR	1.13
⊕	7 mil	Sanofi-Synthelabo	1.13
	20 mil	ING Groep	1.12
	9 mil	Honda Motor	1.06

Sector Weightings	Stocks %	Rel MSCI Eafe
Information Economy	**24.1**	**1.33**
Software	0.3	0.37
Hardware	5.8	1.26
Media	3.3	1.14
Telecommunication	14.8	1.49
Service Economy	**38.2**	**0.86**
Healthcare Services	10.6	1.38
Consumer Services	5.6	1.10
Business Services	3.2	0.57
Financial Services	18.7	0.72
Manufacturing Economy	**37.7**	**1.00**
Consumer Goods	20.2	1.41
Industrial Goods	9.7	0.83
Energy	4.7	0.70
Utilities	3.1	0.63

Operations

Family:	American Funds	Objective:	Foreign Stock	Minimum IRA Purchase:	$250
Manager:	Bepler/Denning/Lovelace/Heong/Du	Ticker:	AEPGX	Min Auto Investment Plan:	$50
Tenure:	9.8 Years	Minimum Initial Purchase:	$250	Purchase Contraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004 Page 8 of 21

Fidelity Adv Balanced T

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★ 629 Moderate Allocation	1987-01	MF	15.71	$1,325 mil	Moderate Allocation

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	0.30	-0.88	-0.23	-4.94	-5.71
2001	-5.25	4.04	-8.20	8.39	-1.91
2002	-0.45	-7.81	-6.20	5.62	-9.07
2003	0.01	9.97	1.53	5.27	17.55
2004	0.94	-1.31	—	—	-0.39

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	2.74	0.74	-1.11	5.68	8.47
Std Quarterly	2.74	0.74	-1.11	5.68	8.47
Total Return	6.46	1.94	-0.41	6.06	8.69
+/- S&P 500	-12.64	2.63	1.79	-5.76	—
+/- DJ 60% US	-9.16	-2.55	-5.47	-3.93	—
% Rank Cat	95	44	81	92	—
No. in Cat	810	629	490	179	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-522-7297 or visit www.fidelity.com.

Investment Style Equity %	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04
	—	—	—	60	60	58	61	57	55	51	52	56

100k
80k
60k
40k
20k
10k
4k
Growth of $10,000
Fidelity Adv Balanc $20,411
Cat Avg: Moderate A $24,527
Index: S&P 500 $32,600

Performance Quartile (within category)

History	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04
NAV	15.47	14.36	15.71	16.38	18.20	18.69	18.25	16.24	15.53	13.79	15.89	15.71
Total Return %	19.66	-5.09	14.06	8.43	22.33	15.45	4.50	-5.71	-1.91	-9.07	17.55	-0.39
+/- S&P 500	9.60	-6.40	-23.47	-14.51	-11.02	-13.12	-16.54	3.39	9.97	13.02	-11.12	-3.83
+/- DJ 60% US	7.93	-3.14	-10.71	-2.91	3.13	3.06	-8.35	-10.15	-2.07	1.47	-6.51	-3.78
% Rank Cat	6	80	99	92	27	38	78	91	23	23	69	96
No. of Funds in Cat	114	157	215	252	329	402	466	513	582	660	771	903

Portfolio Analysis 2004-02-29

Composition %

Cash	7.90
U.S. Stocks	54.80
Non-U.S. Stocks	1.60
Bonds	33.70
Other	2.00

Share Chg since 2003-11-30	Share Amount	64 Total Stocks 907 Total Fixed-Income 96% Turnover Ratio	% Net Assets
☼	139 mil	Fidelity Revere Str Tr	7.54
☼	134 mil	FNMA	7.50
	2 mil	Gillette	3.68
	787,150	Omnicom Group	3.50
	1 mil	Morgan Stanley	3.35
⊕	2 mil	EchoStar Communications	3.20
	2 mil	BellSouth	2.97
	893,900	Wells Fargo	2.79
	694,500	Wal-Mart Stores	2.25
	671,400	Merrill Lynch & Company	2.23
☼	35 mil	FNMA 6.625%	2.19
	1 mil	Microsoft	1.97
	815,268	ExxonMobil	1.87
	269,700	Goldman Sachs Group	1.55
	285,000	EW Scripps	1.51

Equity Style

Value Blend Growth — Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	24.8	1.02	0.99
P/C Ratio TTM	17.6	1.13	1.14
P/B Ratio TTM	5.1	1.16	1.21
Geo Avg Mkt Cap $mil	43451	0.95	1.62

Fixed-Income Style

Short Int Long — High Med Low

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	4.93
Avg Wtd Price	107.38

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	97.2	0.97
Greater Europe	1.6	—
Greater Asia	1.2	—

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**25.3**	**1.12**
Software	3.4	0.77
Hardware	2.6	0.24
Media	10.6	2.72
Telecommunication	8.6	2.61
Service Economy	**46.2**	**0.98**
Healthcare Services	4.4	0.32
Consumer Services	10.2	1.12
Business Services	8.6	2.21
Financial Services	23.0	1.12
Manufacturing Economy	**28.5**	**0.94**
Consumer Goods	14.1	1.45
Industrial Goods	8.5	0.73
Energy	4.8	0.76
Utilities	1.1	0.41

Fees and Expenses

Sales Charges

Front-End Load %	3.50
Deferred Load %	NA

Fund Expenses

Management Fees %	0.43
12b1 Expense %	0.50
Expense Ratio %	1.21

Risk and Return Profile

	3 Yr 629 funds	5 Yr 490 funds	10 Yr 179 funds
Morningstar Rating™	3★	2★	2★
Morningstar Risk	-Avg	-Avg	-Avg
Morningstar Return	Avg	-Avg	Low

	3 Yr	5 Yr	10 Yr
Standard Deviation	9.24	9.55	10.12
Mean	1.94	-0.41	6.06
Sharpe Ratio	0.04	-0.38	0.19

MPT Statistics	Standard Index S&P 500	Best Fit Index Russ 1000
Alpha	1.29	1.09
Beta	0.53	0.54
R-Squared	92.00	92.00

12-Month Yield	1.85%
30-day SEC Yield	1.87
Potential Cap Gains Exp	18.00% Assets

Operations

Family:	Fidelity Advisor Funds	Objective:	Balanced	Minimum IRA Purchase:	$500
Manager:	Salemy/O'Neil	Ticker:	FAIGX	Min Auto Investment Plan:	$100
Tenure:	2.5 Years	Minimum Initial Purchase:	$2,500	Purchase Contraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004

Page 9 of 21

Fidelity Adv Gr Opp T

Overall Morningstar Rtg	Incept	Type	NAV	Total Assets	Morningstar Cat
★ 1143 Large Blend	1987-11	MF	28.99	$4,177 mil	Large Blend

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	-0.58	-3.91	-3.44	-11.38	-18.25
2001	-15.56	7.60	-16.58	11.97	-15.14
2002	-0.83	-12.73	-16.83	7.77	-22.43
2003	-1.89	14.97	3.28	10.95	29.25
2004	0.07	1.15	—	—	1.22

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	11.93	-2.93	-7.92	6.13	11.78
Std Quarterly	11.93	-2.93	-7.92	6.13	11.78
Total Return	15.99	-1.77	-7.26	6.51	12.02
+/- S&P 500	-3.11	-1.08	-5.06	-5.31	—
+/- Rus 1000	-3.48	-1.45	-5.61	-5.32	—
% Rank Cat	72	60	98	94	—
No. in Cat	1427	1143	852	268	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-522-7297 or visit www.fidelity.com.

Fees and Expenses

Sales Charges

Front-End Load %	3.50
Deferred Load %	NA

Fund Expenses

Management Fees %	0.43
12b1 Expense %	0.50
Expense Ratio %	1.09

Risk and Return Profile

	3 Yr 1143 funds	5 Yr 852 funds	10 Yr 268 funds
Morningstar Rating™	2★	1★	1★
Morningstar Risk	Avg	Avg	Avg
Morningstar Return	-Avg	Low	Low

	3 Yr	5 Yr	10 Yr
Standard Deviation	16.37	15.96	16.33
Mean	-1.77	-7.26	6.51
Sharpe Ratio	-0.20	-0.66	0.15

MPT Statistics	Standard Index S&P 500	Best Fit Index S&P 500
Alpha	-1.07	-1.07
Beta	1.00	1.00
R-Squared	98.00	98.00

12-Month Yield	0.14%
30-day SEC Yield	—
Potential Cap Gains Exp	20.00% Assets

Investment Style
Equity
%

—	—	74	78	81	85	88	91	95	81	92	93

100k
80k
60k
40k
20k
10k
4k

Growth of $10,000
- Fidelity Adv Gr Opp $22,945
- Cat Avg: Large Blen $28,662
- Index: S&P 500 $32,600

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
25.12	24.40	31.64	35.30	42.45	50.24	46.66	34.15	28.76	22.19	28.64	28.99	NAV
22.17	2.86	33.04	17.73	28.56	23.98	3.88	-18.25	-15.14	-22.43	29.25	1.22	Total Return %
12.11	1.55	-4.49	-5.21	-4.79	-4.59	-17.16	-9.15	-3.26	-0.34	0.58	-2.22	+/- S&P 500
12.02	2.48	-4.73	-4.72	-4.29	-3.04	-17.03	-10.46	-2.69	-0.78	-0.65	-2.10	+/- Rus 1000
6	12	55	77	53	48	95	97	80	51	22	84	% Rank Cat
190	246	305	364	476	624	772	922	1077	1247	1388	1491	No. of Funds in Cat

Portfolio Analysis 2003-11-30

Composition %

Cash	0.20
U.S. Stocks	88.20
Non-U.S. Stocks	4.30
Bonds	0.00
Other	7.40

Equity Style
Value Blend Growth / Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	30.4	1.25	1.21
P/C Ratio TTM	18.7	1.20	1.16
P/B Ratio TTM	5.1	1.16	1.13
Geo Avg Mkt Cap $mil	42736	0.94	1.18

Fixed-Income Style
Short Int Long / High Med Low

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	95.6	0.96
Greater Europe	2.5	—
Greater Asia	1.9	—

Share Chg since 2003-05-31 / Share Amount
189 Total Stocks
0 Total Fixed-Income
59% Turnover Ratio

Share Chg	Share Amount	Holdings	% Net Assets
☆	300 mil	Fidelity Revere Str Tr	5.00
⊕	8 mil	Microsoft	3.38
⊖	5 mil	Pfizer	2.79
⊖	3 mil	Citigroup	2.72
⊖	5 mil	General Electric	2.44
⊖	541	S&P 500 Index (Fut)	2.39
⊖	4 mil	Gillette	2.11
⊖	3 mil	Coca-Cola	2.00
⊕	5 mil	Cisco Systems	1.93
⊖	3 mil	Viacom B	1.80
⊕	7 mil	Time Warner	1.79
⊖	2 mil	Merrill Lynch & Company	1.64
⊕	2 mil	Morgan Stanley	1.64
⊖	2 mil	American International Group	1.62
⊖	2 mil	Schlumberger	1.60

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**34.6**	**1.54**
Software	5.1	1.16
Hardware	15.8	1.45
Media	11.7	3.00
Telecommunication	1.9	0.58
Service Economy	**38.7**	**0.82**
Healthcare Services	14.0	1.03
Consumer Services	7.4	0.81
Business Services	3.7	0.95
Financial Services	13.5	0.66
Manufacturing Economy	**26.8**	**0.88**
Consumer Goods	10.0	1.03
Industrial Goods	11.2	0.96
Energy	5.6	0.89
Utilities	0.1	0.04

Operations

Family:	Fidelity Advisor Funds	Objective:	Growth	Minimum IRA Purchase:	$500
Manager:	Doulton, Bettina	Ticker:	FAGOX	Min Auto Investment Plan:	$100
Tenure:	4.4 Years	Minimum Initial Purchase:	$2,500	Purchase Constraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004

Page 11 of 21

Franklin Bal Sh Invmt A

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★ 194 Small Value	1990-04	MF	51.84	$3,505 mil	Small Value

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	0.83	2.81	8.81	6.81	20.47
2001	1.96	12.61	-10.35	14.34	17.70
2002	6.35	-1.15	-13.45	3.35	-5.96
2003	-4.88	13.61	6.06	13.06	29.58
2004	5.36	3.43	—	—	8.98

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	23.16	8.66	10.51	12.89	13.30
Std Quarterly	23.16	8.66	10.51	12.89	13.30
Total Return	30.67	10.83	11.83	13.56	13.78
+/- S&P 500	11.57	11.52	14.03	1.74	—
+/- Rus 2000V	-4.51	-1.33	-1.00	-0.35	—
% Rank Cat	66	59	60	61	—
No. in Cat	273	194	148	34	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-342-5236 or visit NA.

Investment Style
Equity
%

—	—	74	79	93	82	91	98	97	70	75	78

100k
80k
60k
40k
20k
10k
4k

Growth of $10,000
- Franklin Bal Sh Inv $45,213
- Cat Avg: Small Value $43,412
- Index: S&P 500 $32,600

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
21.85	21.62	26.68	28.49	33.54	31.60	30.47	35.67	40.02	37.09	47.57	51.84	NAV
25.58	1.50	30.04	17.50	25.97	-0.61	-1.53	20.47	17.70	-5.96	29.58	8.98	Total Return %
15.52	0.19	-7.49	-5.44	-7.38	-29.18	-22.57	29.57	29.58	16.13	0.91	5.54	+/- S&P 500
1.74	3.05	4.29	-3.87	-5.81	5.84	-0.04	-2.36	3.67	5.47	-16.44	1.14	+/- Rus 2000V
5	38	13	86	74	24	65	43	49	25	92	32	% Rank Cat
25	33	40	54	69	96	133	157	179	209	251	289	No. of Funds in Cat

Portfolio Analysis 2004-03-31

Composition %

Cash	21.60
U.S. Stocks	74.00
Non-U.S. Stocks	3.80
Bonds	0.00
Other	0.60

Share Chg since 2003-12-31	Share Amount	106 Total Stocks / 0 Total Fixed-Income / 13% Turnover Ratio	% Net Assets
	2 mil	CIT Group	2.26
⊖	2 mil	United States Steel	2.00
	3 mil	Old Republic International	1.98
	3 mil	Aztar	1.97
⊕	1 mil	Pulte Homes	1.94
	2 mil	Peabody Energy	1.88
	2 mil	Bunge	1.78
	1 mil	Prudential Financial	1.74
	850,000	Teekay Shipping	1.57
⊕	2 mil	DR Horton	1.57
⊖	2 mil	Overseas Shipholding Group	1.57
	647,500	American National Insurance	1.56
	2 mil	Trinity Industries	1.35
	800,000	Entergy	1.28
	3 mil	Tommy Hilfiger	1.28

Equity Style
Value Blend Growth; Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	21.5	0.88	0.95
P/C Ratio TTM	11.4	0.73	0.92
P/B Ratio TTM	1.6	0.36	0.62
Geo Avg Mkt Cap $mil	2246	0.05	2.38

Fixed-Income Style
Short Int Long; High Med Low

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	98.3	0.98
Greater Europe	1.7	—
Greater Asia	0.0	—

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**1.8**	**0.08**
Software	0.0	0.00
Hardware	1.7	0.16
Media	0.0	0.00
Telecommunication	0.1	0.03
Service Economy	**61.7**	**1.31**
Healthcare Services	0.1	0.01
Consumer Services	22.0	2.42
Business Services	12.9	3.31
Financial Services	26.8	1.30
Manufacturing Economy	**36.5**	**1.20**
Consumer Goods	10.4	1.07
Industrial Goods	16.4	1.40
Energy	4.0	0.63
Utilities	5.7	2.11

Fees and Expenses

Sales Charges

Front-End Load %	5.75
Deferred Load %	NA

Fund Expenses

Management Fees %	0.48
12b1 Expense %	0.25
Expense Ratio %	1.00

Risk and Return Profile

	3 Yr 194 funds	5 Yr 148 funds	10 Yr 34 funds
Morningstar Rating™	3★	3★	3★
Morningstar Risk	Low	Low	Low
Morningstar Return	-Avg	-Avg	-Avg

	3 Yr	5 Yr	10 Yr
Standard Deviation	14.86	13.48	13.05
Mean	10.83	11.83	13.56
Sharpe Ratio	0.63	0.66	0.75

MPT Statistics	Standard Index S&P 500	Best Fit Index Russ 2000 Val
Alpha	10.77	1.68
Beta	0.64	0.68
R-Squared	61.00	91.00

12-Month Yield	0.32%
30-day SEC Yield	—
Potential Cap Gains Exp	31.00% Assets

Operations

Family:	Franklin Templeton Investments	Objective:	Small Company	Minimum IRA Purchase:	Closed
Manager:	Baughman/Lippman/McGee	Ticker:	FRBSX	Min Auto Investment Plan:	$-9,770
Tenure:	14.3 Years	Minimum Initial Purchase:	Closed	Purchase Constraints:	C/

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004

Page 12 of 21

Franklin SmMid Cap Gr A

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★ 603 Mid Cap Growth	1992-02	MF	31.54	$7,654 mil	Mid-Cap Growth

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	13.71	-2.21	3.28	-21.46	-9.80
2001	-24.10	12.19	-25.14	24.68	-20.53
2002	-2.76	-16.63	-20.82	9.70	-29.58
2003	-2.41	18.81	4.40	13.74	37.68
2004	2.25	2.07	—	—	4.37

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	16.80	-3.81	2.71	12.67	12.20
Std Quarterly	16.80	-3.81	2.71	12.67	12.20
Total Return	23.93	-1.89	3.94	13.34	12.74
+/- S&P 500	4.83	-1.20	6.14	1.52	—
+/- Rus MidGr	-3.40	-2.12	3.45	2.46	—
% Rank Cat	44	48	34	16	—
No. in Cat	769	603	401	139	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-342-5236 or visit NA.

Investment Style
Equity
%

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04
—	—	—	92	100	90	91	100	87	89	97	96

100k
80k
60k
40k
20k
10k
4k

Growth of $10,000
- Franklin SmMid Cap $39,896
- Cat Avg: Mid-Cap Gr $31,929
- Index: S&P 500 $32,600

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
12.94	13.00	17.01	20.72	22.93	22.57	44.13	39.33	31.17	21.95	30.22	31.54	NAV
21.77	9.02	42.20	27.07	15.79	-0.02	97.08	-9.80	-20.53	-29.58	37.68	4.37	Total Return %
11.71	7.71	4.67	4.13	-17.56	-28.59	76.04	-0.70	-8.65	-7.49	9.01	0.93	+/- S&P 500
10.58	11.18	8.22	9.59	-6.75	-17.89	45.78	1.95	-0.37	-2.18	-5.04	-1.57	+/- Rus MidGr
20	6	17	8	65	92	18	61	52	63	36	58	% Rank Cat
91	121	164	201	261	309	368	436	575	653	740	800	No. of Funds in Cat

Portfolio Analysis 2004-03-31

Composition %	
Cash	3.60
U.S. Stocks	89.60
Non-U.S. Stocks	6.70
Bonds	0.00
Other	0.10

188 Total Stocks
0 Total Fixed-Income
36% Turnover Ratio

Share Chg since 2003-12-31	Share Amount	Holdings	% Net Assets
⊖	5 mil	Tektronix	1.88
	3 mil	L-3 Communications Holdings	1.76
	5 mil	Thermo Electron	1.61
	2 mil	Moody's	1.51
	3 mil	Bunge	1.50
⊖	3 mil	Affiliated Computer Services	1.46
⊕	3 mil	Coventry Health Care	1.43
	8 mil	Avaya	1.42
⊖	1 mil	Varian Medical Systems	1.40
⊖	5 mil	Lam Research	1.33
⊖	3 mil	Mettler-Toledo International	1.24
	4 mil	Synopsys	1.24
	3 mil	Federated Investors B	1.19
	3 mil	Empresa Brasileira ADR	1.17
	5 mil	Pall	1.16

Equity Style
Value Blend Growth
Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	29.3	1.20	0.90
P/C Ratio TTM	21.3	1.37	1.01
P/B Ratio TTM	5.5	1.25	1.00
Geo Avg Mkt Cap $mil	3254	0.07	0.70

Fixed-Income Style
Short Int Long
High Med Low

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	96.2	0.96
Greater Europe	3.3	—
Greater Asia	0.5	—

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**32.4**	**1.44**
Software	8.6	1.95
Hardware	20.2	1.85
Media	2.2	0.56
Telecommunication	1.5	0.45
Service Economy	**52.8**	**1.12**
Healthcare Services	21.3	1.57
Consumer Services	9.1	1.00
Business Services	10.2	2.62
Financial Services	12.3	0.60
Manufacturing Economy	**14.8**	**0.49**
Consumer Goods	4.7	0.48
Industrial Goods	6.7	0.57
Energy	3.3	0.52
Utilities	0.0	0.00

Fees and Expenses

Sales Charges

Front-End Load %	5.75
Deferred Load %	NA

Fund Expenses

Management Fees %	0.46
12b1 Expense %	0.25
Expense Ratio %	1.02

Risk and Return Profile

	3 Yr 603 funds	5 Yr 401 funds	10 Yr 139 funds
Morningstar Rating™	2★	3★	3★
Morningstar Risk	+Avg	+Avg	+Avg
Morningstar Return	Avg	Avg	+Avg

	3 Yr	5 Yr	10 Yr
Standard Deviation	22.54	35.35	31.90
Mean	-1.89	3.94	13.34
Sharpe Ratio	-0.15	0.02	0.30

MPT Statistics	Standard Index S&P 500	Best Fit Index Russ Midcap G
Alpha	0.18	-2.11
Beta	1.25	0.98
R-Squared	84.00	97.00

12-Month Yield	0.00%
30-day SEC Yield	8.40
Potential Cap Gains Exp	35.00% Assets

Operations

Family:	Franklin Templeton Investments	Objective:	Small Company	Minimum IRA Purchase:	$250
Manager:	Jamieson/McCarthy	Ticker:	FRSGX	Min Auto Investment Plan:	$1,000
Tenure:	11.9 Years	Minimum Initial Purchase:	$1,000	Purchase Constraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004
Page 10 of 21

Fidelity Utilities

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★ 65 Specialty-Utilities	1987-11	MF	11.64	$807 mil	Specialty-Utilities

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	11.39	-8.71	-4.26	-18.30	-20.46
2001	-5.04	1.04	-11.11	-0.56	-15.19
2002	-8.53	-16.91	-16.52	15.62	-26.64
2003	-3.80	19.40	-3.81	9.42	20.88
2004	1.21	0.69	—	—	1.91

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	7.25	-7.22	-7.70	6.48	8.95
Std Quarterly	7.25	-7.22	-7.70	6.48	8.95
Total Return	7.25	-7.22	-7.70	6.48	8.95
+/- S&P 500	-11.85	-6.53	-5.50	-5.34	—
+/- DJ Util	-7.81	-2.94	-8.97	-2.92	—
% Rank Cat	97	78	91	86	—
No. in Cat	72	65	57	31	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-343-3548 or visit www.fidelity.com.

Investment Style
Equity
%

—	—	—	96	—	84	92	85	90	96	98	99

100k
80k
60k
40k
20k
10k
4k

Growth of $10,000
■ Fidelity Utilities $20,831
— Cat Avg: Specialty-Utilities $23,153
— Index: S&P 500 $32,600

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
15.18	13.06	16.16	16.91	19.46	23.18	25.77	16.09	13.49	9.70	11.48	11.64	NAV
15.61	-5.29	30.62	11.44	31.60	28.54	26.75	-20.46	-15.19	-26.64	20.88	1.91	Total Return %
5.55	-6.60	-6.91	-11.50	-1.75	-0.03	5.71	-11.36	-3.31	-4.55	-7.79	-1.53	+/- S&P 500
5.98	10.00	-1.36	2.34	8.60	9.66	32.77	-71.22	11.08	-3.26	-8.51	-4.19	+/- DJ Util
40	4	34	45	7	20	30	91	23	70	49	94	% Rank Cat
16	27	35	38	45	54	56	59	64	66	72	74	No. of Funds in Cat

Portfolio Analysis 2004-01-31

Composition %

Cash	1.50
U.S. Stocks	98.40
Non-U.S. Stocks	0.10
Bonds	0.00
Other	0.00

Share Chg since 2003-07-31	Share Amount	41 Total Stocks / 0 Total Fixed-Income / 21% Turnover Ratio	% Net Assets
⊖	6 mil	Citizens Communications	8.52
⊖	2 mil	Verizon Communications	8.18
⊕	2 mil	FirstEnergy	7.45
	2 mil	EchoStar Communications	6.79
	846,000	Entergy	5.80
⊕	2 mil	SBC Communications	5.33
	704,600	Dominion Resources	5.30
☼	7 mil	Calpine	5.02
⊖	1 mil	BellSouth	4.82
	4 mil	AES	4.31
⊕	1 mil	PG & E Corp	3.91
⊖	457,400	FPL Group	3.52
⊖	582,700	Equitable Resources	3.00
⊕	961,200	TXU	2.70
⊕	5 mil	Qwest Communications Internat	2.52

Equity Style
Value Blend Growth
Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	22.8	0.93	1.24
P/C Ratio TTM	9.5	0.61	1.25
P/B Ratio TTM	2.4	0.55	0.92
Geo Avg Mkt Cap $mil	12557	0.28	1.21

Fixed-Income Style
Short Int Long
High Med Low

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	99.9	1.00
Greater Europe	0.0	—
Greater Asia	0.1	—

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**47.7**	**2.12**
Software	0.3	0.07
Hardware	0.5	0.05
Media	12.0	3.08
Telecommunication	34.9	10.58
Service Economy	**0.0**	**0.00**
Healthcare Services	0.0	0.00
Consumer Services	0.0	0.00
Business Services	0.0	0.00
Financial Services	0.0	0.00
Manufacturing Economy	**52.3**	**1.72**
Consumer Goods	0.0	0.00
Industrial Goods	0.0	0.00
Energy	3.3	0.52
Utilities	49.0	18.15

Fees and Expenses

Sales Charges

Front-End Load %	NA
Deferred Load %	NA

Fund Expenses

Management Fees %	0.44
12b1 Expense %	0.00
Expense Ratio %	0.73

Risk and Return Profile

	3 Yr 65 funds	5 Yr 57 funds	10 Yr 31 funds
Morningstar Rating™	3★	2★	2★
Morningstar Risk	+Avg	+Avg	High
Morningstar Return	Avg	-Avg	-Avg

	3 Yr	5 Yr	10 Yr
Standard Deviation	17.82	17.60	17.35
Mean	-7.22	-7.70	6.48
Sharpe Ratio	-0.50	-0.63	0.14

MPT Statistics	Standard Index S&P 500	Best Fit Index Mstar Large V
Alpha	-6.21	-8.62
Beta	0.93	1.02
R-Squared	67.00	75.00

12-Month Yield	1.55%
30-day SEC Yield	2.14
Potential Cap Gains Exp	-93.00% Assets

Operations

Family:	Fidelity Group	Objective:	Specialty--Utilities	Minimum IRA Purchase:	$2,500
Manager:	Burzumato, Andrew	Ticker:	FIUIX	Min Auto Investment Plan:	$2,500
Tenure:	0.8 Years	Minimum Initial Purchase:	$2,500	Purchase Constraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004
Page 13 of 21

HighMark Bond Fid

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★ 670 Intermediate-Term Bond	1984-02	MF	10.75	$455 mil	Intermediate-Term Bond

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	2.21	1.07	2.91	4.14	10.71
2001	3.18	0.57	4.10	0.05	8.07
2002	-0.93	3.01	2.89	2.24	7.36
2003	1.55	3.15	-0.19	0.60	5.18
2004	2.36	-2.31	—	—	0.00

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	0.41	5.55	6.32	6.71	8.25
Std Quarterly	0.41	5.55	6.32	6.71	8.25
Total Return	0.41	5.55	6.32	6.71	8.25
+/- LB Agg	0.08	-0.81	-0.63	-0.68	—
+/- LB 5-10Yr	1.33	-2.28	-1.56	-1.23	—
% Rank Cat	34	50	41	39	—
No. in Cat	868	670	522	237	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-433-6884 or visit www.highmarkfunds.com.

Fees and Expenses

Sales Charges

Front-End Load %	NA
Deferred Load %	NA

Fund Expenses

Management Fees %	0.50
12b1 Expense %	0.00
Expense Ratio %	0.74

Risk and Return Profile

	3 Yr 670 funds	5 Yr 522 funds	10 Yr 237 funds
Morningstar Rating™	3★	3★	3★
Morningstar Risk	-Avg	Avg	Avg
Morningstar Return	Avg	Avg	Avg

	3 Yr	5 Yr	10 Yr
Standard Deviation	4.48	4.00	4.27
Mean	5.55	6.32	6.71
Sharpe Ratio	0.92	0.83	0.62

MPT Statistics	Standard Index LB Agg	Best Fit Index LB US Univ Bd
Alpha	-0.36	-0.95
Beta	0.91	0.96
R-Squared	94.00	96.00

12-Month Yield	4.79%
30-day SEC Yield	3.91
Potential Cap Gains Exp	1.00% Assets

100k
80k
60k
40k
20k
10k
4k

	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
Investment Style Bond %	—	—	100	93	92	97	96	97	95	96	89	90	
	10.76	9.71	10.83	10.44	10.74	11.00	10.20	10.62	10.82	10.97	11.00	10.75	NAV
	7.49	-3.94	18.74	2.47	9.20	8.38	-1.82	10.71	8.07	7.36	5.18	0.00	Total Return %
	-2.26	-1.02	0.27	-1.14	-0.48	-0.29	-0.99	-0.92	-0.35	-2.91	1.07	-0.15	+/- LB Agg
	-4.75	0.57	-2.69	-0.22	-0.23	-1.76	1.06	-1.73	-0.75	-5.67	-0.79	0.25	+/- LB 5-10Yr
	92	52	31	72	41	25	63	36	34	72	32	36	% Rank Cat
	161	214	273	306	359	418	489	556	632	737	839	905	No. of Funds in Cat

Investment Style Bond %

Growth of $10,000
- HighMark Bond Fid $19,720
- Cat Avg: Intermedia $19,863
- Index: LB Agg $21,521

Performance Quartile (within category)

Portfolio Analysis 2004-03-31

Composition %

Cash	10.50
U.S. Stocks	0.00
Non-U.S. Stocks	0.00
Bonds	89.50
Other	0.00

Share Chg since 2003-12-31	Share Amount	0 Total Stocks 169 Total Fixed-Income 58% Turnover Ratio	% Net Assets
⊖	39 mil	FNMA 4.5%	6.92
	16 mil	US Treasury Bond 7.25%	3.64
	13 mil	US Treasury Bond 8.125%	3.07
	15 mil	Bk One Oneseries 2002-4 2.94%	2.68
✪	15 mil	FHLMC 4%	2.60
⊖	12 mil	FHLMC 6%	2.20
✪	12 mil	FNMA 6%	2.18
✪	10 mil	US Treasury Note 3%	2.05
✪	9 mil	Raychem 7.2%	1.80
	8 mil	FNMA 6.375%	1.61
⊖	8 mil	FNMA 6%	1.55
✪	8 mil	Hertz 6.625%	1.52
	8 mil	Wmx Tech 7%	1.51
⊖	8 mil	FNMA 5%	1.51
✪	8 mil	First Bk Sys 6.875%	1.51

Equity Style

Value Blend Growth; Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	—	—	—
P/C Ratio TTM	—	—	—
P/B Ratio TTM	—	—	—
Geo Avg Mkt Cap $mil	—	—	—

Fixed-Income Style

Short Int Long; High Med Low

Avg Eff Duration	4.20
Avg Eff Maturity	5.80
Avg Credit Quality	AA
Avg Wtd Coupon	6.24
Avg Wtd Price	110.97

Credit Analysis 06-30-2004	Bond %
US Government	49.31
AAA	7.13
AA	5.78
A	13.00
BBB	21.97
BB	2.26
B	0.21
Below B	0.34
NR/NA	0.00

Regional Exposure	Stocks %	Rel LB Agg
Americas	—	—
Greater Europe	—	—
Greater Asia	—	—

Sector Weightings	Stocks %	Rel LB Agg
Information Economy	—	—
Software	—	—
Hardware	—	—
Media	—	—
Telecommunication	—	—
Service Economy	—	—
Healthcare Services	—	—
Consumer Services	—	—
Business Services	—	—
Financial Services	—	—
Manufacturing Economy	—	—
Consumer Goods	—	—
Industrial Goods	—	—
Energy	—	—
Utilities	—	—

Operations

Family:	HighMark	Objective:	Corp Bond--High Quality	Minimum IRA Purchase:	$1,000
Manager:	Montgomery, E. Jack	Ticker:	HMBDX	Min Auto Investment Plan:	$1,000
Tenure:	10.1 Years	Minimum Initial Purchase:	$1,000	Purchase Constraints:	I/

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

HighMark

FIDUCIARY SHARES

Diversified Money Market Fund

INVESTMENT OBJECTIVE

Seeks current income with liquidity and stability of principal.

FUND FEATURES

Invests in a variety of short-term obligations such as those issued by corporations, banks, and the U.S. Government and its agencies to achieve a somewhat higher yield than is generally obtainable from a pure U.S. Treasury fund.

FUND FACTS

Inception Date	Feb 1, 1991
Ticker	HMDXX
CUSIP	431114883
Total Fund Assets	$3,696,043,121
Net Asset Value	$1.00
Average Weighted Maturity	46 Days
Total Expenses	0.54%

YIELDS	
7 Day Simple Yield	0.71%
7 Day Effective Yield	0.71%
1 Month Simple Yield	0.65%
3 Month Simple Yield	0.61%

TOTAL RETURNS	
1 Year	0.62%
3 Year*	1.32%
5 Year*	2.98%
10 Year*	4.03%

* Annualized

Sector Diversification

U.S. Gov't Agencies 1.2%
O/N Repurchase Agreements 1.4%
Medium Term Notes 17.6%
Bank Notes .5%
Commercial Paper/ Master Demand Notes 56.4%
Domestic Certificates of Deposit/ BA's 22.8%

Investment performance includes voluntary fee waivers. In the absence of current fee waivers total return and yield would be reduced. The 7 Day Simple, 7 Day Compound, 1 Month Simple and 3 Month Simple Yields would have been 0.44%, 0.44%, 0.38% and 0.34% respectively. Fee waivers and reductions may be discontinued by the advisor at any time.

U.S. Government Money Market Fund

INVESTMENT OBJECTIVE

Seeks current income with liquidity and stability of principal.

FUND FEATURES

Invests in short-term securities issued by the U.S. Government, its agencies or affiliated instrumentalities, and repurchase agreements collateralized by same.

FUND FACTS

Inception Date	Aug 10, 1987
Ticker	HMGXX
CUSIP	431114701
Total Fund Assets	$474,151,544
Net Asset Value	$1.00
Average Weighted Maturity	37 Days
Total Expenses	0.54%

YIELDS	
7 Day Simple Yield	0.62%
7 Day Effective Yield	0.62%
1 Month Simple Yield	0.57%
3 Month Simple Yield	0.54%

TOTAL RETURNS	
1 Year	0.56%
3 Year*	1.21%
5 Year*	2.85%
10 Year*	3.84%

* Annualized

Sector Diversification

Additional Features

- This Fund is rated AAA for credit quality by both Moody's Investor Service and Standard and Poor's Corporation. This is the highest rating assigned.
- This Fund is approved by the National Association of Insurance Commissioners.

Investment performance includes voluntary fee waivers. In the absence of current fee waivers total return and yield would be reduced. The 7 Day Simple, 7 Day Compound, 1 Month Simple and 3 Month Simple Yields would have been 0.35%, 0.35%, 0.30% and 0.27% respectively. Fee waivers and reductions may be discontinued by the advisor at any time.

The performance quoted herein represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-433-6884 or visit our website at www.highmarkfunds.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

HIGHMARK® FUNDS

HMK-FF-011-1200

HIGHMARK MONEY MARKET FUNDS

FIDUCIARY SHARES

[illegible]

HighMark Funds are managed by HighMark Capital Management, Inc. which has $18 billion in total assets under management. A disciplined portfolio management approach is followed that is supported by both technology and seasoned portfolio managers who have extensive years of experience with security analysis, risk management and financial markets.

INVESTMENT OBJECTIVE

Seeks current income with liquidity and stability of principal.

FUND FEATURES

Invests exclusively in direct obligations of the U.S. Treasury.

FUND FACTS

Inception Date	Aug 10, 1987
Ticker	HMTXX
CUSIP	431114503
Total Fund Assets	$918,421,267
Net Asset Value	$1.00
Average Weighted Maturity	49 Days
Total Expenses	0.54%

ABOUT THE PORTFOLIO MANAGERS

Manager
Hillary Elder, Team Leader

Fund Tenure
1995

Education
American Institute of Banking
BA, Finance
National University

Manager
Hubert R. White, CFA

Fund Tenure
2000

Education
BS, Business Administration
University of Richmond

100% U.S. Treasury Money Market Fund

YIELDS

7 Day Simple Yield	0.55%
7 Day Effective Yield	0.55%
1 Month Simple Yield	0.53%
3 Month Simple Yield	0.51%

TOTAL RETURNS

1 Year	0.49%
3 Year*	1.18%
5 Year*	2.74%
10 Year*	3.71%

* Annualized

Sector Diversification

U.S. T. Notes 27.4%
U.S. T. Bills 72.6%

Investment performance includes voluntary fee waivers. In the absence of current fee waivers total return and yield would be reduced. The 7 Day Simple, 7 Day Compound, 1 Month Simple and 3 Month Simple Yields would have been 0.28%, 0.28%, 0.26% and 0.24% respectively. Fee waivers and reductions may be discontinued by the advisor at any time.

HighMark Funds:

- Are NOT bank deposits;
- Are NOT obligations of or guaranteed by Union Bank of California, N.A. (UBOC) or any subsidiary or affiliate;
- Are NOT insured or guaranteed by the FDIC or any other government agency; Involve investment risk, including possible loss of principal.

Mutual fund investing involves risks, including possible loss of principal.

This information must be preceded or accompanied by a current prospectus for HighMark Funds. Read it carefully before you invest or send money.

HighMark Capital Management, Inc. is a wholly owned subsidiary of Union Bank of California, N.A. and serves as investment advisor for HighMark Funds. Union Bank of California, N.A., a subsidiary of UnionBanCal Corporation, provides certain services to the funds and is compensated for these services. HighMark Funds are distributed by SEI Investments Distribution Co., which is unaffiliated with the advisor, its parents or any affiliates.

HIGHMARK® FUNDS
www.highmarkfunds.com

HMK-FF-011-1200

Release date 06-30-2004

Page 14 of 21

Janus Global Technology

Overall Morningstar Rtg℠	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★★ 264 Specialty-Technology	1998-12	MF	10.48	$1,469 mil	Specialty-Technology

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	19.24	-11.01	-6.40	-33.22	-33.67
2001	-30.46	3.56	-36.19	30.68	-39.96
2002	-6.51	-24.67	-19.65	4.37	-40.94
2003	-1.95	20.77	11.54	11.40	47.14
2004	2.18	-2.78	—	—	-0.66

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	23.44	-10.38	-7.45	—	1.26
Std Quarterly	23.44	-10.38	-7.45	—	1.26
Total Return	23.44	-10.38	-7.45	—	1.26
+/- S&P 500	4.34	-9.69	-5.25	—	—
+/- PSE Tech	-7.34	-10.82	-11.61	—	—
% Rank Cat	56	53	50	—	—
No. in Cat	312	264	102	22	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-525-8983 or visit NA.

Investment Style Equity %	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04
	—	—	—	—	—	—	79	91	77	83	97	96

100k
80k
60k
40k
20k
10k
4k
Growth of $10,000
Janus Global Techno $10,711
Cat Avg: Specialty- $9,517
Index: S&P 500 $10,074

Performance Quartile (within category)

History	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04
NAV	—	—	—	—	—	10.00	30.93	20.22	12.14	7.17	10.55	10.48
Total Return %	—	—	—	—	—	—	211.55	-33.67	-39.96	-40.94	47.14	-0.66
+/- S&P 500	—	—	—	—	—	—	190.51	-24.57	-28.08	-18.85	18.47	-4.10
+/- PSE Tech	—	—	—	—	—	—	95.15	-17.45	-24.37	-7.61	-5.00	-6.13
% Rank Cat	—	—	—	—	—	—	4	56	59	40	65	57
No. of Funds in Cat	11	14	25	31	48	63	83	132	256	287	304	316

Fees and Expenses

Sales Charges

Front-End Load %	NA
Deferred Load %	NA

Fund Expenses

Management Fees %	0.65
12b1 Expense %	0.00
Expense Ratio %	0.94

Risk and Return Profile

	3 Yr 264 funds	5 Yr 102 funds	10 Yr 22 funds
Morningstar Rating™	4★	4★	—
Morningstar Risk	Low	-Avg	—
Morningstar Return	Avg	Avg	—

	3 Yr	5 Yr	10 Yr
Standard Deviation	27.41	38.85	—
Mean	-10.38	-7.45	—
Sharpe Ratio	-0.44	-0.28	—

MPT Statistics	Standard Index S&P 500	Best Fit Index Mstar Small G
Alpha	-6.69	-8.18
Beta	1.52	0.94
R-Squared	74.00	95.00

12-Month Yield	0.00%
30-day SEC Yield	—
Potential Cap Gains Exp	-162.00% Assets

Portfolio Analysis 2004-04-30

Composition %	
Cash	0.60
U.S. Stocks	56.00
Non-U.S. Stocks	39.70
Bonds	0.00
Other	3.70

Equity Style (Value Blend Growth; Large Mid Small)

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	35.5	1.45	0.89
P/C Ratio TTM	23.9	1.53	1.00
P/B Ratio TTM	5.4	1.23	0.93
Geo Avg Mkt Cap $mil	14496	0.32	1.17

Fixed-Income Style (Short Int Long; High Med Low)

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	60.6	0.61
Greater Europe	19.1	—
Greater Asia	20.3	—

92 Total Stocks
0 Total Fixed-Income
48% Turnover Ratio

Share Chg since 2004-03-31	Share Amount	Holdings	% Net Assets
	1 mil	Electronic Arts	4.99
	1 mil	Amazon.com	3.35
⊖	3 mil	Nokia ADR	2.97
	2 mil	Texas Instruments	2.97
⊖	85,500	Samsung Electronics	2.80
	690,414	Yahoo!	2.41
	9 mil	Hon Hai Precision Industry	2.39
	965,725	Dell	2.32
	390,370	eBay	2.15
	1 mil	Chi Mei Optoelectronics 144A	2.14
	1 mil	Microsoft	2.13
⊖	716,740	Intuit	2.10
	740,145	Marvell Technology	1.98
	491,709	Atos Origin	1.97
	319,490	IBM	1.95

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**73.7**	**3.28**
Software	19.6	4.45
Hardware	49.7	4.56
Media	4.4	1.13
Telecommunication	0.1	0.03
Service Economy	**11.1**	**0.24**
Healthcare Services	0.9	0.07
Consumer Services	5.7	0.63
Business Services	4.5	1.15
Financial Services	0.0	0.00
Manufacturing Economy	**15.2**	**0.50**
Consumer Goods	14.1	1.45
Industrial Goods	1.1	0.09
Energy	0.0	0.00
Utilities	0.0	0.00

Operations

Family:	Janus	Objective:	Specialty--Technology	Minimum IRA Purchase:	$500
Manager:	Lu, C. Mike	Ticker:	JAGTX	Min Auto Investment Plan:	$500
Tenure:	5.5 Years	Minimum Initial Purchase:	$2,500	Purchase Constraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

Release date 06-30-2004

Page 15 of 21

Janus Olympus

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★ 985 Large Growth	1995-12	MF	27.26	$2,536 mil	Large Growth

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	11.10	-8.74	-0.02	-22.69	-21.63
2001	-26.29	3.46	-25.84	20.16	-32.05
2002	0.47	-16.19	-16.38	1.99	-28.19
2003	0.15	13.08	3.40	12.43	31.65
2004	0.91	2.60	—	—	3.53

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	20.35	-4.46	-3.88	—	11.51
Std Quarterly	20.35	-4.46	-3.88	—	11.51
Total Return	20.35	-4.46	-3.88	—	11.51
+/- S&P 500	1.25	-3.77	-1.68	—	—
+/- Rus 1000G	2.46	-0.73	2.59	—	—
% Rank Cat	16	48	37	—	—
No. in Cat	1256	985	666	233	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-525-3713 or visit NA.

Fees and Expenses

Sales Charges

Front-End Load %	NA
Deferred Load %	NA

Fund Expenses

Management Fees %	0.65
12b1 Expense %	0.00
Expense Ratio %	0.98

Risk and Return Profile

	3 Yr 985 funds	5 Yr 666 funds	10 Yr 233 funds
MorningstarRating™	3★	3★	—
Morningstar Risk	+Avg	+Avg	—
Morningstar Return	Avg	Avg	—

	3 Yr	5 Yr	10 Yr
Standard Deviation	18.04	26.86	—
Mean	-4.46	-3.88	—
Sharpe Ratio	-0.34	-0.27	—

MPT Statistics	Standard Index S&P 500	Best Fit Index Russ Midcap G
Alpha	-3.39	-5.21
Beta	1.02	0.80
R-Squared	82.00	94.00

12-Month Yield	0.00%
30-day SEC Yield	—
Potential Cap Gains Exp	31.00% Assets

100k
80k
60k
40k
20k
10k
4k

Investment Style
Equity
%

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	
—	—	—	93	95	87	89	86	95	91	98	94	Equity %

Growth of $10,000
- Janus Olympus $25,258
- Cat Avg: Large Grow $17,948
- Index: S&P 500 $21,251

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
—	—	12.00	14.48	17.58	27.58	53.26	41.15	27.85	20.00	26.33	27.26	NAV
—	—	—	21.73	26.73	56.97	100.12	-21.63	-32.05	-28.19	31.65	3.53	Total Return %
—	—	—	-1.21	-6.62	28.40	79.08	-12.53	-20.17	-6.10	2.98	0.09	+/- S&P 500
—	—	—	-1.39	-3.76	18.26	66.96	0.79	-11.63	-0.31	1.88	0.79	+/- Rus 1000G
—	—	—	33	49	8	2	81	88	55	24	27	% Rank Cat
159	214	258	311	394	515	606	745	942	1049	1212	1315	No. of Funds in Cat

Portfolio Analysis 2004-04-30

Composition %

Cash	4.60
U.S. Stocks	81.70
Non-U.S. Stocks	12.60
Bonds	0.00
Other	1.10

Equity Style
Value Blend Growth
Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	33.8	1.39	1.06
P/C Ratio TTM	21.4	1.37	1.01
P/B Ratio TTM	5.7	1.30	0.98
Geo Avg Mkt Cap $mil	17272	0.38	0.50

Fixed-Income Style
Short Int Long
High Med Low

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	86.7	0.87
Greater Europe	9.0	—
Greater Asia	4.3	—

Share Chg since 2004-03-31	Share Amount	82 Total Stocks 0 Total Fixed-Income 84% Turnover Ratio	% Net Assets
⊖	4 mil	Cisco Systems	3.15
⊖	2 mil	Yahoo!	2.98
⊖	4 mil	Time Warner	2.39
⊖	1 mil	Maxim Integrated Products	2.17
⊖	2 mil	Texas Instruments	2.04
⊖	1 mil	Citigroup	2.03
⊖	481,914	Roche Holding	1.96
⊖	999,225	Medtronic	1.95
⊖	639,395	Alcon	1.84
⊖	809,720	Amgen	1.76
⊖	700,756	UnitedHealth Group	1.67
⊖	784,150	Four Seasons Hotels	1.62
⊖	929,895	Advance Auto Parts	1.55
⊖	559,125	United Parcel Service B	1.52
⊖	929,475	Clear Channel Communications	1.49

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**31.1**	**1.38**
Software	6.5	1.48
Hardware	14.2	1.30
Media	9.1	2.33
Telecommunication	1.2	0.36
Service Economy	**50.7**	**1.07**
Healthcare Services	20.9	1.54
Consumer Services	9.6	1.05
Business Services	10.7	2.74
Financial Services	9.5	0.46
Manufacturing Economy	**18.3**	**0.60**
Consumer Goods	8.7	0.90
Industrial Goods	5.7	0.49
Energy	3.0	0.48
Utilities	0.8	0.30

Operations

Family:	Janus	Objective:	Aggressive Growth	Minimum IRA Purchase:	$500
Manager:	Young, Claire	Ticker:	JAOLX	Min Auto Investment Plan:	$500
Tenure:	6.8 Years	Minimum Initial Purchase:	$2,500	Purchase Contraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004

Page 16 of 21

Janus Twenty

Overall Morningstar Rtg	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★ 985 Large Growth	1985-04	MF	39.55	$9,242 mil	Large Growth

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	5.51	-12.28	-2.10	-25.42	-32.42
2001	-24.60	6.75	-19.68	9.51	-29.20
2002	-5.72	-11.58	-11.67	3.18	-24.02
2003	-0.52	12.86	1.20	10.29	25.31
2004	5.53	3.62	—	—	9.34

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	22.04	-2.89	-6.96	12.79	13.29
Std Quarterly	22.04	-2.89	-6.96	12.79	13.29
Total Return	22.04	-2.89	-6.96	12.79	13.29
+/- S&P 500	2.94	-2.20	-4.76	0.97	—
+/- Rus 1000G	4.15	0.84	-0.49	2.67	—
% Rank Cat	11	30	74	7	—
No. in Cat	1256	985	666	233	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-525-3713 or visit NA.

Fees and Expenses

Sales Charges

Front-End Load %	NA
Deferred Load %	NA

Fund Expenses

Management Fees %	0.65
12b1 Expense %	0.00
Expense Ratio %	0.88

Risk and Return Profile

	3 Yr 985 funds	5 Yr 666 funds	10 Yr 233 funds
Morningstar Rating™	4★	2★	4★
Morningstar Risk	-Avg	+Avg	+Avg
Morningstar Return	+Avg	-Avg	High

	3 Yr	5 Yr	10 Yr
Standard Deviation	14.45	22.24	25.14
Mean	-2.89	-6.96	12.79
Sharpe Ratio	-0.31	-0.45	0.36

MPT Statistics	Standard Index S&P 500	Best Fit Index Russ 1000 Gro
Alpha	-2.62	-0.57
Beta	0.82	0.75
R-Squared	82.00	83.00

12-Month Yield	0.44%
30-day SEC Yield	—
Potential Cap Gains Exp	7.00% Assets

Investment Style
Equity
%

—	—	92	97	84	79	89	99	78	77	95	98

100k
80k
60k
40k
20k
10k
4k

Growth of $10,000
- Janus Twenty $31,039
- Cat Avg: Large Grow $26,092
- Index: S&P 500 $32,600

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
24.42	22.71	25.67	27.47	30.99	53.30	83.43	54.80	38.46	29.01	36.17	39.55	NAV
3.43	-6.73	36.22	27.85	29.70	73.39	64.90	-32.42	-29.20	-24.02	25.31	9.34	Total Return %
-6.63	-8.04	-1.31	4.91	-3.65	44.82	43.86	-23.32	-17.32	-1.93	-3.36	5.90	+/- S&P 500
0.53	-9.39	-0.97	4.73	-0.79	34.68	31.74	-10.00	-8.78	3.86	-4.46	6.60	+/- Rus 1000G
81	85	24	7	35	2	10	98	82	26	62	2	% Rank Cat
159	214	258	311	394	515	606	745	942	1049	1212	1315	No. of Funds in Cat

Portfolio Analysis 2004-04-30

Composition %

Cash	1.70
U.S. Stocks	88.40
Non-U.S. Stocks	9.80
Bonds	0.00
Other	0.00

Equity Style (Value Blend Growth; Large Mid Small)

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	31.9	1.31	1.00
P/C Ratio TTM	24.9	1.60	1.18
P/B Ratio TTM	7.3	1.66	1.26
Geo Avg Mkt Cap $mil	39583	0.87	1.16

Fixed-Income Style (Short Int Long; High Med Low)

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	90.0	0.90
Greater Europe	10.0	—
Greater Asia	0.0	—

Share Chg since 2004-03-31	Share Amount	27 Total Stocks / 0 Total Fixed-Income / 44% Turnover Ratio	% Net Assets
	16 mil	eBay	13.80
	16 mil	UnitedHealth Group	10.35
	6 mil	Genentech	7.88
	6 mil	Roche Holding	7.30
	11 mil	Electronic Arts	6.01
⊖	7 mil	Bank of America	5.88
	7 mil	Nike B	5.20
	4 mil	Goldman Sachs Group	4.25
	4 mil	3M Company	3.55
	6 mil	Wells Fargo	3.36
⊖	3 mil	Procter & Gamble	3.32
	12 mil	Texas Instruments	3.22
	4 mil	Forest Laboratories	3.07
⊖	7 mil	SLM	3.06
⊕	5 mil	Countrywide Financial	2.91

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**16.8**	**0.75**
Software	6.1	1.39
Hardware	5.7	0.52
Media	1.9	0.49
Telecommunication	3.0	0.91
Service Economy	**70.9**	**1.50**
Healthcare Services	30.9	2.27
Consumer Services	20.2	2.22
Business Services	0.0	0.00
Financial Services	19.8	0.96
Manufacturing Economy	**12.3**	**0.40**
Consumer Goods	8.7	0.90
Industrial Goods	3.6	0.31
Energy	0.0	0.00
Utilities	0.0	0.00

Operations

Family:	Janus	Objective:	Growth	Minimum IRA Purchase:	Closed
Manager:	Schoelzel, Scott W.	Ticker:	JAVLX	Min Auto Investment Plan:	$-9,770
Tenure:	6.9 Years	Minimum Initial Purchase:	Closed	Purchase Constraints:	C/

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004
Page 17 of 21

Janus Worldwide

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★ 273 World Stock	1991-05	MF	38.22	$9,405 mil	World Stock

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	11.81	-8.45	-5.73	-13.86	-16.87
2001	-17.16	4.12	-20.80	12.91	-22.88
2002	-0.89	-12.57	-17.56	3.56	-26.01
2003	-8.37	16.34	3.01	13.14	24.23
2004	5.51	-8.39	—	—	-3.34

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	12.65	-7.38	-3.66	8.74	11.00
Std Quarterly	12.65	-7.38	-3.66	8.74	11.00
Total Return	12.65	-7.38	-3.66	8.74	11.00
+/- MSCI Eafe	-19.72	-11.25	-3.72	4.68	—
+/- MSCI Wld	-11.35	-8.25	-1.96	1.61	—
% Rank Cat	97	98	82	37	—
No. in Cat	350	273	204	66	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-525-3713 or visit NA.

Fees and Expenses

Sales Charges

Front-End Load %	NA
Deferred Load %	NA

Fund Expenses

Management Fees %	0.65
12b1 Expense %	0.00
Expense Ratio %	0.92

Risk and Return Profile

	3 Yr 273 funds	5 Yr 204 funds	10 Yr 66 funds
MorningstarRating™	1★	2★	3★
Morningstar Risk	Avg	+Avg	+Avg
Morningstar Return	Low	-Avg	Avg

	3 Yr	5 Yr	10 Yr
Standard Deviation	16.09	21.37	20.03
Mean	-7.38	-3.66	8.74
Sharpe Ratio	-0.56	-0.33	0.24

MPT Statistics	Standard Index S&P 500	Best Fit Index MSCI AC Wld F
Alpha	-6.64	-6.97
Beta	0.97	1.02
R-Squared	87.00	92.00

12-Month Yield	0.95%
30-day SEC Yield	—
Potential Cap Gains Exp	0.00% Assets

Investment Style Equity %

—	—	89	89	97	90	92	95	91	85	99	96

100k
80k
60k
40k
20k
10k
4k

Growth of $10,000
- Janus Worldwide $29,106
- Cat Avg: World Stoc $27,791
- Index: MSCI Eafe Nd $21,543

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
25.03	24.39	28.40	33.69	37.78	47.36	76.43	56.86	43.84	32.13	39.54	38.22	NAV
28.41	3.61	21.90	26.40	20.48	25.87	64.37	-16.87	-22.88	-26.01	24.23	-3.34	Total Return %
-4.15	-4.17	10.69	20.35	18.70	5.87	37.41	-2.70	-1.44	-10.07	-14.36	-7.90	+/- MSCI Eafe
5.91	-1.47	1.18	12.92	4.72	1.53	39.44	-3.69	-6.06	-6.12	-8.88	-6.86	+/- MSCI Wld
70	9	30	4	27	16	16	76	72	85	94	97	% Rank Cat
34	60	77	106	131	157	196	215	246	291	340	362	No. of Funds in Cat

Portfolio Analysis 2004-04-30

Composition %

Cash	3.90
U.S. Stocks	15.70
Non-U.S. Stocks	80.30
Bonds	0.00
Other	0.20

Equity Style (Value Blend Growth / Large Mid Small)

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	26.5	1.17	1.04
P/C Ratio TTM	14.9	1.20	0.98
P/B Ratio TTM	3.6	0.82	0.77
Geo Avg Mkt Cap $mil	19276	0.90	0.99

Fixed-Income Style (Short Int Long / High Med Low)

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel MSCI Eafe
Americas	24.8	62.00
Greater Europe	29.5	0.65
Greater Asia	45.7	1.33

139 Total Stocks
0 Total Fixed-Income
108% Turnover Ratio

Share Chg since 2004-03-31	Share Amount	Holdings	% Net Assets
⊖	822,205	Samsung Electronics	4.15
	24 mil	Reliance Industries Ltd	3.07
	2 mil	Roche Holding	2.53
	4 mil	Canon	2.12
⊕	16 mil	British Sky Broadcasting Grp	2.07
⊖	21,708	Mitsubishi Tokyo Fin. Grp	2.06
⊖	7 mil	Tyco International	1.92
⊖	2 mil	UBS AG	1.79
	7 mil	Cisco Systems	1.61
	2 mil	Anthem	1.51
⊕	3 mil	Companhia Vale Do Rio Doce	1.46
	3 mil	Medtronic	1.44
⊖	1 mil	Lukoil ADR	1.42
⊖	2 mil	UnitedHealth Group	1.40
⊖	8 mil	Nomura Hldgs	1.31

Sector Weightings	Stocks %	Rel MSCI Eafe
Information Economy	**15.8**	**0.87**
Software	1.8	2.25
Hardware	6.4	1.39
Media	5.9	2.03
Telecommunication	1.7	0.17
Service Economy	**35.8**	**0.81**
Healthcare Services	11.7	1.52
Consumer Services	3.9	0.76
Business Services	2.6	0.46
Financial Services	17.7	0.69
Manufacturing Economy	**48.4**	**1.29**
Consumer Goods	16.0	1.12
Industrial Goods	23.0	1.97
Energy	8.4	1.25
Utilities	1.0	0.20

Operations

Family:	Janus	Objective:	World Stock	Minimum IRA Purchase:	$500
Manager:	Chang, Laurence J.	Ticker:	JAWWX	Min Auto Investment Plan:	$500
Tenure:	4.8 Years	Minimum Initial Purchase:	$2,500	Purchase Contraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Release date 06-30-2004 Page 18 of 21

Mutual Shares A

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★ 190 Mid-Cap Value	1996-11	MF	21.48	$2,532 mil	Mid-Cap Value

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	2.26	-1.66	7.75	4.67	13.42
2001	3.14	8.30	-11.03	6.59	5.94
2002	2.43	-5.98	-10.18	2.66	-11.20
2003	-2.26	12.82	2.45	11.70	26.18
2004	3.21	0.04	—	—	3.25

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	11.36	1.13	5.18	*11.90*	9.60
Std Quarterly	11.36	1.13	5.18	—	9.60
Total Return	18.15	3.14	6.43	*12.56*	10.45
+/- S&P 500	-0.95	3.83	8.63	*0.74*	—
+/- RusMidVal	-12.66	-6.68	-2.19	*-1.63*	—
% Rank Cat	94	86	69	*59*	—
No. in Cat	298	190	135	50	—
7-day Yield	—				

Performance Disclosure

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-342-5236 or visit NA.

Fees and Expenses

Sales Charges

Front-End Load %	5.75
Deferred Load %	NA

Fund Expenses

Management Fees %	0.60
12b1 Expense %	0.35
Expense Ratio %	1.19

Risk and Return Profile

	3 Yr 190 funds	5 Yr 135 funds	10 Yr *50 funds*
Morningstar Rating™	2★	3★	*3☆*
Morningstar Risk	Low	Low	*Low*
Morningstar Return	-Avg	-Avg	*-Avg*

	3 Yr	5 Yr	10 Yr
Standard Deviation	11.35	12.52	*13.07*
Mean	3.14	6.43	*12.56*
Sharpe Ratio	0.14	0.27	*0.67*

MPT Statistics	Standard Index S&P 500	Best Fit Index Mstar Mid Val
Alpha	2.72	-3.76
Beta	0.58	0.67
R-Squared	73.00	89.00

12-Month Yield	1.01%
30-day SEC Yield	0.54
Potential Cap Gains Exp	22.00% Assets

Investment Style Equity %

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04
—	—	72	—	76	—	83	78	72	59	64	64

100k
80k
60k
40k
20k
10k
4k
Growth of $10,000
Mutual Shares A $39,040
Cat Avg: Mid-Cap Va $39,881
Index: S&P 500 $32,600

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
12.55	*13.08*	*16.83*	*18.56*	21.26	19.49	20.38	19.73	19.37	16.78	20.89	21.48	NAV
20.57	*4.21*	*28.64*	*20.27*	26.03	0.01	14.63	13.42	5.94	-11.20	26.18	3.25	Total Return %
10.51	*2.90*	*-8.89*	*-2.67*	-7.32	-28.56	-6.41	22.52	17.82	10.89	-2.49	-0.19	+/- S&P 500
4.95	*6.34*	*-6.29*	*0.01*	-8.33	-5.08	14.73	-5.77	3.60	-1.55	-11.88	-3.92	+/- RusMidVal
—	—	—	—	56	64	21	70	55	42	84	88	% Rank Cat
37	47	54	60	81	103	128	143	165	227	278	317	No. of Funds in Cat

Portfolio Analysis 2003-12-31

Composition %

Cash	21.20
U.S. Stocks	37.00
Non-U.S. Stocks	27.40
Bonds	7.00
Other	7.30

Equity Style Value Blend Growth — Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	22.6	0.93	1.05
P/C Ratio TTM	12.4	0.79	1.04
P/B Ratio TTM	3.0	0.68	1.00
Geo Avg Mkt Cap $mil	11482	0.25	1.71

Fixed-Income Style Short Int Long — High Med Low

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	61.9	0.62
Greater Europe	37.1	—
Greater Asia	1.0	—

132 Total Stocks
84 Total Fixed-Income
59% Turnover Ratio

Share Chg since 2003-06-30	Share Amount	Holding	% Net Assets
	737,848	White Mountains Insurance	3.55
⊕	24 mil	British Amer Tobacco	3.46
⊕	16 mil	Diageo	2.26
☼	7 mil	Altadis	2.21
☼	6 mil	International Steel Grp	2.17
⊕	71,185	Berkshire Hathaway B	2.13
⊕	238,238	Washington Post	2.01
⊕	14 mil	Liberty Media	1.82
⊕	653,170	Nestle	1.74
⊕	939,962	Groupe Danone	1.63
	6 mil	Sovereign Bancorp	1.47
⊕	7 mil	Imperial Tobacco Grp	1.45
⊕	1,590	Berkshire Hathaway	1.43
⊕	3 mil	Newmont Mining	1.39
☼	6 mil	Allied Irish Banks	1.07

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**14.4**	**0.84**
Software	0.0	0.00
Hardware	0.0	0.00
Media	11.3	2.90
Telecommunication	3.1	0.94
Service Economy	**42.1**	**0.89**
Healthcare Services	4.9	0.36
Consumer Services	1.1	0.12
Business Services	6.6	1.69
Financial Services	29.4	1.43
Manufacturing Economy	**43.5**	**1.43**
Consumer Goods	27.5	2.84
Industrial Goods	11.2	0.96
Energy	2.2	0.35
Utilities	2.6	0.96

Operations

Family:	Franklin Templeton Investments	Objective:	Growth and Income	Minimum IRA Purchase:	$250
Manager:	Winters/Rankin/Turner	Ticker:	TESIX	Min Auto Investment Plan:	$50
Tenure:	2.9 Years	Minimum Initial Purchase:	$1,000	Purchase Constraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

UNION BANK OF CALIFORNIA

Stable Value Fund

A COMMINGLED FUND

As of June 30, 2004

Investment Objective

The investment objective of the Fund is to provide dependable current income and safety of principal through direct investments primarily in Stable Value Instruments, in a variety of collective investment vehicles, including mutual funds which invest in Stable Value Instruments, or in certain other fixed-income or money market obligations.

Who Should Invest

Investors who desire a fixed-income portfolio that seeks to provide a competitive rate of return and a stable net asset value per share. Conservative investors who desire a certain portion of their assets to be invested in instruments that typically offer yields slightly higher than a money market fund.

Investment Focus

The Fund invests primarily in debt obligations issued by the U.S. government or its agencies, corporate debt securities issued by U.S. or foreign companies, mortgage-backed securities, asset-backed securities, and U.S. dollar denominated debt obligations issued or guaranteed by foreign governments. These debt instruments are combined with a 100% benefit responsive contract (wrapper) issued by an insurance company, bank or other financial institution to create Alternative and Synthetic Investment Contracts ("AIC's" and "SIC's"). The Fund also invests in traditional investment contracts ("GIC's" and "BIC's").

Fund Facts

Class A

Inception Date	March 1, 1987
Net Asset Value	$1.00
Total Net Assests	$766,699,967
Average Weighted Maturity	2.70 years
Effective Duration	2.36 years
Contract Issuers	9
Investments	94
Average Quality (Moody's)	Aaa
Average Quality (S&P)	AAA
Identification Number	268994186

Growth of $10,000

$30,000
$25,000
$20,000
$15,000
$10,000
$29,678.68
$10,000.00
3/1/87 12/31/90 12/31/93 12/31/96 12/31/99 12/31/02 6/30/04
Account value if you reinvested income and capital gains
Account value if you took income and capital gains in cash

Diversification By Maturity

0-1 year 19.7%
1-2 years 17.2%
2-3 years 11.8%
3-4 years 14.6%
4+ years 36.7%

Credit Quality (S&P)

Cash 8.7%
N.R. 1.9%
AA 8.4%
AA+ 2.1%
AAA 79.0%

About The Advisor

The Union Bank of California Stable Value Fund is managed by HighMark℠ Capital Management. A disciplined portfolio management approach is supported by technology and veteran portfolio managers who have years of securities analysis, risk management, and financial markets experience.

Fund Manager

Gregory B. Lugosi

Fund Tenure	1996
Education	BA Business Administration Woodbury University

Gregory B. Lugosi has been working with HighMark Capital Management since 1991. Mr. Lugosi joined the fixed-income management team in 1994. Prior to becoming Fund Manager, Mr. Lugosi was a performance analyst at Union Capital Advisors, a predecessor of HighMark.

Invest in you™

UNION BANK OF CALIFORNIA

As of June 30, 2004 — A Commingled Fund

Total Return

Current Quarter	Year To Date	1 Year	Annualized 3 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception
0.80%	1.65%	3.55%	4.60%	5.14%	5.59%	6.48%

Yields

Net 7-Day Effective Yield	3.30%
Net 30-Day Effective Yield	3.30%

Top Ten Holdings

FNMA Pool 4.5% 4/1/18	2.3%
FNMA Pool 4.5% 3/1/18	2.2%
U.S. Treasury 7% 7/15/06	2.2%
FNMA Pool 4.5% 2/1/18	2.1%
FNMA Pool 4% 5/1/13	2.1%
TXU Electric Del. Transition Bond	2.0%
Honda Auto ABS 1.58% 7/17/06	2.0%
FNMA Pool 5% 1/1/18	1.9%
FNMA Pool 4.5% 6/1/18	1.9%
FHLMC Pool 4.5% 7/1/18	1.8%

Portfolio Composition

GIC / BIC 0.1%
Cash /Cash Equivalent 8.7%
U.S. Treasury 2.2%
U.S. Government Agency 3.3%
Foreign Government Obligations 0.7%
Corporate Obligations 13.9%
U.S. Government Agency M.B.S 31.4%
Asset-Backed Securities 27.7%
Commercial M.B.S. 12.0%

Stable Value Fund:

Is NOT a Bank deposit;
Is NOT an obligation of or guarantee by any bank, Union Bank of California, N.A. (UBOC) or any subsidiary or affiliate;
Is NOT insured or guaranteed by the FDIC or any other government agency;
involves investment risk, including loss of principal.

The performance quoted herein represents past performance, which is no guarantee of future results. Total return assumes reinvestment of dividends. The returns are net of management fees.

An investment in the fund is not insured or guaranteed by the U.S. Government or any other governmental agency and there can be no assurance that the Fund will be able to maintain a stable net asset of $1.00 per share.

HighMark Capital Management Inc., a subsidiary of Union Bank of California, N.A. ("UBOC"), acts as investment advisor to the Bank, which maintains this commingled fund; UBOC as trustee provides certain other services to the fund. UBOC and HighMark receive compensation for their services.

Performance for the Stable Value Fund includes that of a predecessor Fund. Please review the Stable Value Fund Disclosure Statement for information about this commingled fund.

Release date 06-30-2004 Page 19 of 21

Vanguard 500 Index

Overall Morningstar Rtg™	Incept	Type	NAV	Total Assets	Morningstar Cat
★★★★ 1143 Large Blend	1976-08	MF	105.41	$77,822 mil	Large Blend

Performance 06-30-2004

Quarterly Returns	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total %
2000	2.25	-2.62	-0.93	-7.81	-9.06
2001	-11.90	5.82	-14.72	10.65	-12.02
2002	0.24	-13.43	-17.22	8.39	-22.15
2003	-3.19	15.39	2.60	12.12	28.50
2004	1.66	1.68	—	—	3.37

Trailing Returns	1 Yr	3 Yr	5 Yr	10 Yr	Incept
Std Monthly	18.91	-0.81	-2.26	11.75	12.35
Std Quarterly	18.91	-0.81	-2.26	11.75	12.35
Total Return	18.91	-0.81	-2.26	11.75	12.35
+/- S&P 500	-0.19	-0.12	-0.06	-0.07	—
+/- Rus 1000	-0.56	-0.49	-0.61	-0.08	—
% Rank Cat	29	36	50	14	—
No. in Cat	1427	1143	852	268	—
7-day Yield	—				

Performance Disclosure
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than return data quoted herein. For more current information please call 800-662-7447 or visit www.vanguard.com.

Fees and Expenses

Sales Charges

Front-End Load %	NA
Deferred Load %	NA

Fund Expenses

Management Fees %	0.16
12b1 Expense %	0.00
Expense Ratio %	0.18

Risk and Return Profile

	3 Yr 1143 funds	5 Yr 852 funds	10 Yr 268 funds
Morningstar Rating™	3★	3★	4★
Morningstar Risk	+Avg	Avg	Avg
Morningstar Return	Avg	Avg	+Avg

	3 Yr	5 Yr	10 Yr
Standard Deviation	16.43	16.50	17.60
Mean	-0.81	-2.26	11.75
Sharpe Ratio	-0.14	-0.34	0.45

MPT Statistics	Standard Index S&P 500	Best Fit Index S&P 500
Alpha	-0.12	-0.12
Beta	1.00	1.00
R-Squared	100.00	100.00

12-Month Yield	1.46%
30-day SEC Yield	1.54
Potential Cap Gains Exp	1.00% Assets

Investment Style
Equity
%

Growth of $10,000
■ Vanguard 500 Index $32,225
— Cat Avg: Large Blend $28,662
— Index: S&P 500 $32,600

Performance Quartile (within category)

1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	06-04	History
—	—	—	100	99	99	100	100	99	99	99	99	Investment Style Equity %
43.83	42.97	57.60	69.17	90.07	113.95	135.33	121.86	105.89	81.15	102.67	105.41	NAV
9.89	1.18	37.45	22.88	33.19	28.62	21.07	-9.06	-12.02	-22.15	28.50	3.37	Total Return %
-0.17	-0.13	-0.08	-0.06	-0.16	0.05	0.03	0.04	-0.14	-0.06	-0.17	-0.07	+/- S&P 500
-0.26	0.80	-0.32	0.43	0.34	1.60	0.16	-1.27	0.43	-0.50	-1.40	0.05	+/- Rus 1000
52	23	14	28	15	16	37	62	44	44	28	30	% Rank Cat
190	246	305	364	476	624	772	922	1077	1247	1388	1491	No. of Funds in Cat

Portfolio Analysis 2004-03-31

Composition %

○ Cash	0.50
● U.S. Stocks	99.00
● Non-U.S. Stocks	0.00
● Bonds	0.00
● Other	0.40

Equity Style
Value Blend Growth
Large Mid Small

Portfolio Statistics	Port Avg	Rel Index	Rel Cat
P/E Ratio TTM	26.0	1.07	1.03
P/C Ratio TTM	16.2	1.04	1.01
P/B Ratio TTM	4.6	1.05	1.02
Geo Avg Mkt Cap $mil	45317	0.99	1.25

Fixed-Income Style
Short Int Long
High Med Low

Avg Eff Duration	—
Avg Eff Maturity	—
Avg Credit Quality	—
Avg Wtd Coupon	—
Avg Wtd Price	—

Credit Analysis 06-30-2004	Bond %
US Government	—
AAA	—
AA	—
A	—
BBB	—
BB	—
B	—
Below B	—
NR/NA	—

Regional Exposure	Stocks %	Rel S&P 500
Americas	100.0	1.00
Greater Europe	0.0	—
Greater Asia	0.0	—

504 Total Stocks
0 Total Fixed-Income
2% Turnover Ratio

Share Chg since 2003-12-31	Share Amount	Holdings	% Net Assets
⊕	94 mil	General Electric	2.94
⊕	61 mil	ExxonMobil	2.58
⊕	100 mil	Microsoft	2.55
⊕	70 mil	Pfizer	2.53
⊕	48 mil	Citigroup	2.52
⊕	40 mil	Wal-Mart Stores	2.44
⊕	24 mil	American International Group	1.76
⊕	60 mil	Intel	1.67
⊕	63 mil	Cisco Systems	1.53
⊕	16 mil	IBM	1.48
⊕	27 mil	Johnson & Johnson	1.42
⊕	12 mil	Procter & Gamble	1.28
⊕	23 mil	Coca-Cola	1.16
⊖	13 mil	Bank of America	1.11
⊕	19 mil	Altria Group	1.05

Sector Weightings	Stocks %	Rel S&P 500
Information Economy	**22.8**	**1.01**
Software	4.2	0.95
Hardware	11.1	1.02
Media	3.9	1.00
Telecommunication	3.5	1.06
Service Economy	**47.3**	**1.00**
Healthcare Services	13.1	0.96
Consumer Services	9.2	1.01
Business Services	3.7	0.95
Financial Services	21.3	1.03
Manufacturing Economy	**30.0**	**0.99**
Consumer Goods	9.6	0.99
Industrial Goods	11.5	0.98
Energy	6.1	0.97
Utilities	2.8	1.04

Operations

Family:	Vanguard	Objective:	Growth and Income	Minimum IRA Purchase:	$1,000
Manager:	Sauter, George U.	Ticker:	VFINX	Min Auto Investment Plan:	$3,000
Tenure:	16.8 Years	Minimum Initial Purchase:	$3,000	Purchase Constraints:	NA

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Page 20 of 21

Disclosure for Standardized and Tax Adjusted Returns

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than return data quoted herein. For more current information please visit http://advisor.morningstar.com/familyinfo.

After-tax returns are calculated using the highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after tax returns depend on the investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or an IRA. After-tax returns exclude the effects of either the alternative minimum tax or phase-out of certain tax credits. Any taxes due are as of the time the distributions are made, and the taxable amount and tax character of each distribution is as specified by the fund on the dividend declaration date. Due to foreign tax credits or realized capital losses, after-tax returns may be greater than before tax returns. After-tax returns for exchange-traded funds are based on net asset value.

Annualized returns 06-30-2004

Standardized Returns (%)	1Yr	5Yr	10Yr	Since Inception	Inception Date*	Max Front Load %	Max Back Load %	Expense Ratio %
Amer Funds EuroPac A	23.22	2.25	8.37	12.70	04-1984	5.75	NA	0.87
Barclays Glblnv LP 2010 R	7.89	1.89	--	1.27	04-2001	1.00	NA	1.10
Barclays Glblnv LP 2020 R	11.75	0.19	--	0.06	04-2001	1.00	NA	1.10
Barclays Glblnv LP 2030 R	14.05	-0.68	--	-0.64	04-2001	1.00	NA	1.10
Barclays Glblnv LP 2040 R	16.55	-1.82	--	-1.08	04-2001	1.00	NA	1.10
Barclays Glblnv LP Ret R	5.05	3.69	--	3.05	04-2001	1.00	NA	1.10
Baron Growth	24.95	9.19	--	18.50	01-1995	NA	NA	1.36
Fidelity Adv Balanced T	2.74	-1.11	5.68	8.47	01-1987	3.50	NA	1.21
Fidelity Adv Gr Opp T	11.93	-7.92	6.13	11.78	11-1987	3.50	NA	1.09
Fidelity Utilities	7.25	-7.70	6.48	8.95	11-1987	NA	NA	0.73
Franklin Bal Sh Invmt A	23.16	10.51	12.89	13.30	04-1990	5.75	NA	1.00
Franklin SmMid Cap Gr A	16.80	2.71	12.67	12.20	02-1992	5.75	NA	1.02
HighMark Bond Fid	0.41	6.32	6.71	8.25	02-1984	NA	NA	0.74
Janus Global Technology	23.44	-7.45	--	1.26	12-1998	NA	NA	0.94
Janus Olympus	20.35	-3.88	--	11.51	12-1995	NA	NA	0.98

Returns after Taxes (%)	on Distribution					on Distribution and Sales of Shares			
	1Yr	5Yr	10Yr	Since Inception	Inception Date*	1Yr	5Yr	10Yr	Since Inception
Amer Funds EuroPac A	22.77	1.27	7.04	11.22	04-1984	15.07	1.51	6.66	10.76
Barclays Glblnv LP 2010 R	7.48	--	--	0.86	04-2001	5.13	--	--	0.84
Barclays Glblnv LP 2020 R	11.33	--	--	-0.27	04-2001	7.63	--	--	-0.15
Barclays Glblnv LP 2030 R	13.70	--	--	-1.05	04-2001	9.12	--	--	-0.78
Barclays Glblnv LP 2040 R	16.23	--	--	-1.37	04-2001	10.75	--	--	-1.10
Barclays Glblnv LP Ret R	4.50	--	--	2.32	04-2001	3.28	--	--	2.17
Baron Growth	24.95	8.18	--	17.81	01-1995	16.22	7.51	--	16.52
Fidelity Adv Balanced T	2.17	-2.22	4.03	6.57	01-1987	1.87	-1.50	4.03	6.40
Fidelity Adv Gr Opp T	11.87	-8.83	4.79	10.28	11-1987	7.75	-6.70	4.83	9.95
Fidelity Utilities	6.65	-9.28	4.18	6.65	11-1987	4.69	-6.68	4.76	6.86
Franklin Bal Sh Invmt A	22.88	9.77	11.47	11.85	04-1990	15.18	8.71	10.59	11.09
Franklin SmMid Cap Gr A	16.80	2.57	11.82	11.20	02-1992	10.92	2.26	10.82	10.34
HighMark Bond Fid	-1.22	4.09	4.35	5.40	02-1984	0.27	4.01	4.26	5.32
Janus Global Technology	23.44	-7.60	--	1.10	12-1998	15.24	-6.22	--	1.02
Janus Olympus	20.35	-4.15	--	11.08	12-1995	13.23	-3.29	--	10.06

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®

Page 21 of 21

Disclosure for Standardized and Tax Adjusted Returns (continued)

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate thus an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than return data quoted herein. For more current information please visit http://advisor.morningstar.com/familyinfo.

After-tax returns are calculated using the highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after tax returns depend on the investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or an IRA. After-tax returns exclude the effects of either the alternative minimum tax or phase-out of certain tax credits. Any taxes due are as of the time the distributions are made, and the taxable amount and tax character of each distribution is as specified by the fund on the dividend declaration date. Due to foreign tax credits or realized capital losses, after-tax returns may be greater than before tax returns. After-tax returns for exchange-traded funds are based on net asset value.

Standardized Returns (%)	1Yr	5Yr	10Yr	Since Inception	Inception Date*	Max Front Load %	Max Back Load %	Expense Ratio %
Janus Twenty	22.04	-6.96	12.79	13.29	04-1985	NA	NA	0.88
Janus Worldwide	12.65	-3.66	8.74	11.00	05-1991	NA	NA	0.92
Mutual Shares A	11.36	5.18	--	9.60	11-1996	5.75	NA	1.19
Vanguard 500 Index	18.91	-2.26	11.75	12.35	08-1976	NA	NA	0.18
Standard & Poor's 500	**19.10**	**-2.20**	**11.82**	**--**	**--**			
Lehman Bro's Agg Bond Index	**0.33**	**6.95**	**7.39**	**--**	**--**			
MSCI EAFE Index Ndtr_D	**32.37**	**0.06**	**4.06**	**--**	**--**			

Returns after Taxes (%)	on Distribution					on Distribution and Sales of Shares			
	1Yr	5Yr	10Yr	Since Inception	Inception Date*	1Yr	5Yr	10Yr	Since Inception
Janus Twenty	21.83	-7.41	10.76	11.11	04-1985	14.31	-5.81	10.23	10.68
Janus Worldwide	12.28	-4.32	7.53	9.94	05-1991	8.22	-3.17	7.14	9.39
Mutual Shares A	10.96	3.21	--	7.19	11-1996	7.38	3.38	--	7.03
Vanguard 500 Index	18.27	-2.77	10.98	10.33	08-1976	12.27	-2.21	10.02	9.86

© 2004 Morningstar, Inc. All rights reserved. The information, data, analyses and opinions contained herein (1) include the confidential and proprietary information of Morningstar, (2) may not be copied or redistributed, (3) do not constitute investment advice offered by Morningstar, (4) are provided solely for informational purposes and therefore are not an offer to buy or sell a security, and (5) are not warranted to be correct, complete or accurate. Morningstar shall not be responsible for any trading decisions, damages or other losses resulting from, or related to, this information, data, analyses or opinions or their use. This report is to be used as supplemental sales literature, and therefore must be preceded or accompanied by a prospectus and disclosure statement. Please read the prospectus carefully.

MORNINGSTAR®